Exhibit 99.1

WEINGARTEN REALTY

Real Estate for Everyday Retail

NORDSTROM
rack

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The Palms at Town & Country, Miami, FL

Supplemental Financial Information

Quarter Ended
March 31, 2017

WRI
LISTED
NYSE

Publix

Total Wine
SPIRITS BEER & MORE

Table of Contents	Page
Quarterly Earnings Press Release	i - ix
Company Information	1

Financial Summary
Condensed Consolidated Statements of Income	3
Condensed Consolidated Balance Sheets	4
Funds From Operations Attributable to Common Shareholders	5
Supplemental Income Statement Detail	6
Supplemental Balance Sheet Detail	7
Capitalization and Debt Coverage Ratios	8
Guidance	9

Investment Activity
Capital Expenditures	11
New Development	12
Redevelopment	13
Land Held for Development	14
Disposition and Acquisition Summary	15

Summary of Debt
Debt Information	17
Debt Information Additional Disclosure	18
Schedule of Maturities	19
Schedule of Maturities Additional Disclosure	20

Joint Ventures
Unconsolidated Joint Venture Financial Statements at 100%	22
Unconsolidated Joint Venture Financial Statements at Pro rata Share	23
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships at 100%	24
Unconsolidated Joint Venture Mortgage Debt Information at 100%	25
Unconsolidated Joint Venture Mortgage Debt Information Additional Disclosure	26

Portfolio Summary
Tenant Diversification by Percent of Base Minimum Rent	28
Portfolio Operating Information	29 - 30
Top 40 Core-Based Statistical Area (CBSA) Ranked by Population	31

Property Listing
Summary Property Listing	33
Property Listing	34 - 42

Other Topics of Interest
Reconciliation of Impairment Transactions	44

Corporate Profile

Weingarten Realty Investors is a real estate investment trust organized under the Texas Business Organizations Code that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948. As of March 31, 2017, we owned or operated under long-term leases, interests in 218 properties which are located in 18 states that span the United States from coast to coast. These properties represent approximately 44.4 million square feet of which our interests in these properties aggregated approximately 28.4 million square feet of leasable area. Our properties were 93.7% leased as of March 31, 2017, and historically our portfolio occupancy rate has never been below 90%.

www.weingarten.com

2600 Citadel Plaza Drive
P.O. Box 924133
Houston, Texas 77292-4133

NEWS RELEASE

Information: Michelle Wiggs, Phone: (713) 866-6050

WEINGARTEN REALTY
REPORTS ANOTHER STRONG QUARTER

HOUSTON, April 24, 2017 (BUSINESS WIRE) -- Weingarten Realty (NYSE: WRI) announced today the results of its operations for the quarter ended March 31, 2017. The supplemental financial package with additional information can be found on the Company's website under the Investor Relations tab.
First Quarter Operating and Financial Highlights

•	Net income attributable to common shareholders (“Net Income”) for the quarter was $0.24 per diluted share (hereinafter “per share”) compared to $0.85 per share in the same quarter of 2016;

•	Core Funds From Operations Attributable to Common Shareholders ("Core FFO") for the quarter increased 7% to $0.61 per share from $0.57 per share a year ago;

•	Same Property Net Operating Income (“SPNOI”) including redevelopments increased 3.7% over the same quarter of the prior year;

•	Rental rates on new leases and renewals were up 9.5%; and

•	Dispositions for the quarter totaled $47.4 million and transactions closed after quarter-end totaled an additional $52.2 million.

Financial Results
The Company reported Net Income of $30.8 million or $0.24 per share for the first quarter of 2017, as compared to $107.1 million or $0.85 per share for the same period in 2016. This variance was due primarily to higher gains on sales of properties and a gain on the acquisition of partnership interests during 2016.
Funds From Operations attributable to common shareholders in accordance with the National Association of Real Estate Investment Trusts definition (“NAREIT FFO”) was $74.4 million or $0.57 per share for the first quarter of 2017 compared to $66.3 million or $0.52 per share for 2016. The increase is primarily due to increased rental rates, incremental income from our new developments and redevelopments, and the significant acquisitions completed in 2016. Reduced interest expense from favorable debt refinancings and proceeds from the 2016 issuance of shares also contributed to the increase; however, these increases were offset by the dilution resulting from the issuance of shares on a per share basis. Additionally, reducing NAREIT FFO for 2017 by $.04 per share were lease termination payments and impairments of non-operating property, net of the related tax benefit. In 2016, NAREIT FFO included $.05 per share of non-cash tax expense related to a gain in its taxable REIT subsidiary. These items were added back in arriving at Core

i

FFO. Core FFO for the quarter ended March 31, 2017 was $79.5 million or $0.61 per share compared to $72.3 million or $0.57 per share for the same quarter of last year, a 7% increase.
A reconciliation of Net Income to NAREIT FFO and Core FFO is included herein.
Operating Results
For the period ending March 31, 2017, the Company’s operating highlights were as follows:

Q1 2017
Occupancy (Signed Basis):
Occupancy - Total	93.7%
Occupancy - Small Shop Spaces	90.5%
Occupancy - Same Property Portfolio	94.8%

Same Property Net Operating Income, with redevelopments	3.7%

Rental Rate Growth - Total:	9.5%
New Leases	7.6%
Renewals	9.8%

Leasing Transactions:
Number of New Leases	89
New Leases - Annualized Revenue (in millions)	$5.1
Number of Renewals	214
Renewals - Annualized Revenue (in millions)	$22.7

Portfolio Activity
During the quarter, the Company closed $47.4 million of dispositions and an additional $52.2 million subsequent to quarter end. These dispositions included three centers in Texas, one each in Florida and Arizona and three land parcels.
The Company purchased a condominium interest in The Whittaker, a six-story mixed-use project co-developed with Lennar in West Seattle. The Company will begin build-out of the 63,000 square foot retail portion of this development immediately with completion expected in early 2018. The Company also purchased a land parcel adjacent to one of its Phoenix shopping centers to allow the addition of a multi-tenant building to the property.

The Company’s new development and redevelopment programs include the following:

•
The Gateway Alexandria, a premier, mixed-use development in Alexandria, Virginia, that will include 282 multi-family units, 100,000 square feet of retail anchored by a 62,000 square foot Harris Teeter grocery store, 23,000 square feet of office and a below-grade parking garage. The Company’s net investment upon completion is estimated at $181 million before the planned sale of the majority of the office and all of the residential components. The land was purchased in late 2016 and development is underway.

•
Columbia Pike, a premier, mixed-use project in Arlington, Virginia, will include 330 multi-family units and 65,000 square feet of retail anchored by a 50,000 square foot Harris Teeter grocery store. The Company’s prorata net investment upon completion is estimated at $135 million before the sale of the residential component. The Company expects to purchase the land and commence development next month.

•
The Driscoll at River Oaks Shopping Center, a 30-story luxury high-rise with around 10,000 square feet of ground floor retail that the Company will construct at its River Oaks Shopping Center, located adjacent to the premier residential community in Houston.  The tower will include over 300 residential units and a parking garage. The total project cost will approximate $150 million. Predevelopment activities are underway with construction expected to begin in 2018.

•	An additional 15 redevelopments are underway representing $74.6 million of incremental investment.
2017 Guidance
The Company affirms its guidance for Core FFO in the range of $2.37 to $2.43 per diluted share and updates NAREIT FFO for the first quarter activity to $2.33 to $2.39 per diluted share. All of the details of guidance are included on page 9 of the Company’s Supplemental.
Dividends
The Board of Trust Managers declared a quarterly cash dividend of $0.385 per common share payable on June 15, 2017 to shareholders of record on June 8, 2017.
Conference Call Information
The Company also announced that it will host a live webcast of its quarterly conference call on April 25, 2017 at 10:00 a.m. Central Time. The live webcast can be accessed via the Company’s website at www.weingarten.com. Alternatively, if you are not able to access the call on the web, you can listen live by phone by calling (888) 771-4371 (conference ID # 43147559). A replay will be available through the Company’s website starting approximately two hours following the live call.
About Weingarten Realty Investors
Weingarten Realty Investors (NYSE: WRI) is a shopping center owner, manager and developer.  At March 31, 2017, the Company owned or operated under long-term leases, either directly or through its interest in real estate joint ventures or partnerships, a total of 218 properties which are located in 18 states spanning the country from coast to coast. These properties represent approximately 44.4 million square feet of which our interests in these properties aggregated approximately 28.4 million square feet of leasable area. To learn more about the Company’s operations and growth strategies, please visit www.weingarten.com.
Forward-Looking Statements
Statements included herein that state the Company’s or Management’s intentions, hopes, beliefs, expectations or predictions of the future are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 which by their nature, involve known and unknown risks and uncertainties. The Company’s actual results, performance or achievements could differ materially from those expressed or implied by such statements. Reference is made to the Company’s regulatory filings with the Securities and Exchange Commission for information or factors that may impact the Company’s performance.
Projections involve numerous assumptions such as rental income (including assumptions on percentage rent), interest rates, tenant defaults, occupancy rates, volume and pricing of properties held for disposition, volume and pricing of acquisitions, expenses (including salaries and employee costs), insurance costs and numerous other factors. Not all of these factors are determinable at this time and actual results may vary from the projected results, and may be above or below the ranges indicated. The above ranges represents management’s estimate of results based upon these assumptions as of the date of this press release. Accordingly, there is no assurance that our projections will be realized.

Weingarten Realty Investors
(in thousands, except per share amounts)
Financial Statements

		Three Months Ended March 31,
		2017	2016
	CONDENSED CONSOLIDATED STATEMENTS OF INCOME	(Unaudited)
	Rentals, net	$140,818	$128,509
	Other Income	2,845	3,908
	Total Revenues	143,663	132,417
	Depreciation and Amortization	42,449	37,879
	Operating Expense	29,910	23,536
	Real Estate Taxes, net	17,517	15,857
	Impairment Loss	14,986	43
	General and Administrative Expense	7,516	6,498
	Total Expenses	112,378	83,813
	Operating Income	31,285	48,604
	Interest Expense, net	(21,082)	(20,891)
	Interest and Other Income	1,754	211
	Gain on Sale and Acquisition of Real Estate Joint Venture and Partnership Interests	—	37,392
	Benefit (Provision) for Income Taxes	3,359	(5,899)
	Equity in Earnings of Real Estate Joint Ventures and Partnerships, net	5,317	4,093
	Income from Continuing Operations	20,633	63,510
	Gain on Sale of Property	15,763	45,157
	Net Income	36,396	108,667
Less:	Net Income Attributable to Noncontrolling Interests	(5,570)	(1,593)
	Net Income Attributable to Common Shareholders -- Basic	$30,826	$107,074
	Net Income Attributable to Common Shareholders -- Diluted	$30,826	$107,573

Weingarten Realty Investors
(in thousands)
Financial Statements

	March 31, 2017	December 31, 2016
	(Unaudited)	(Audited)
CONDENSED CONSOLIDATED BALANCE SHEETS
ASSETS
Property	$4,747,347	$4,789,145
Accumulated Depreciation	(1,189,269)	(1,184,546)
Property Held for Sale, net	15,998	479
Investment in Real Estate Joint Ventures and Partnerships, net	288,271	289,192
Unamortized Lease Costs, net	201,321	208,063
Accrued Rent and Accounts Receivable, net	90,883	94,466
Cash and Cash Equivalents	3,615	16,257
Restricted Deposits and Mortgage Escrows	3,299	25,022
Other, net	190,626	188,850
Total Assets	$4,352,091	$4,426,928

LIABILITIES AND EQUITY
Debt, net	$2,323,447	$2,356,528
Accounts Payable and Accrued Expenses	90,728	116,859
Other, net	191,053	191,887
Total Liabilities	2,605,228	2,665,274

Commitments and Contingencies	—	—
Deferred Compensation Share Awards	—	44,758

EQUITY
Common Shares of Beneficial Interest	3,895	3,885
Additional Paid-In Capital	1,769,133	1,718,101
Net Income Less Than Accumulated Dividends	(196,844)	(177,647)
Accumulated Other Comprehensive Loss	(7,958)	(9,161)
Shareholders' Equity	1,568,226	1,535,178
Noncontrolling Interests	178,637	181,718
Total Liabilities and Equity	$4,352,091	$4,426,928

v

Non-GAAP Financial Measures

Certain aspects of our key performance indicators are considered non-GAAP financial measures. Management uses these measures along with our Generally Accepted Accounting Principles ("GAAP") financial statements in order to evaluate our operating results. Management believes these additional measures provide users of our financial information additional comparable indicators of our industry, as well as, our performance.

Funds from Operations Attributable to Common Shareholders
The National Association of Real Estate Investment Trusts ("NAREIT") defines NAREIT FFO as net income (loss) attributable to common shareholders computed in accordance with GAAP, excluding extraordinary items and gains or losses from sales of operating real estate assets and interests in real estate equity investments and their applicable taxes, plus depreciation and amortization of operating properties and impairment of depreciable real estate and in substance real estate equity investments, including our share of unconsolidated real estate joint ventures and partnerships. The Company calculates NAREIT FFO in a manner consistent with the NAREIT definition.

Management believes NAREIT FFO is a widely recognized measure of REIT operating performance which provides our shareholders with a relevant basis for comparison among other REITs. Management uses NAREIT FFO as a supplemental internal measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself. There can be no assurance that NAREIT FFO presented by the Company is comparable to similarly titled measures of other REITs.

The Company also presents Core FFO as an additional supplemental measure as it is more reflective of the core operating performance of our portfolio of properties. Core FFO is defined as NAREIT FFO excluding charges and gains related to non-cash and non-operating transactions and other events that hinder the comparability of operating results. Specific examples of items excluded from Core FFO include, but are not limited to, gains or losses associated with the extinguishment of debt or other liabilities, impairments of land, transactional costs associated with acquisition and development activities, certain deferred tax provisions/benefits, redemption costs of preferred shares and gains on the disposal of non-real estate assets. NAREIT FFO and Core FFO should not be considered as alternatives to net income or other measurements under GAAP as indicators of operating performance or to cash flows from operating, investing or financing activities as measures of liquidity. NAREIT FFO and Core FFO do not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

NAREIT FFO and Core FFO is calculated as follows (in thousands):

	Three Months Ended March 31,
	2017	2016
	(Unaudited)
Net income attributable to common shareholders	$30,826	$107,074
Depreciation and amortization	41,621	37,209
Depreciation and amortization of unconsolidated real estate joint ventures and partnerships	3,639	3,686
Impairment of operating properties and real estate equity investments	12,005	—
Impairment of operating properties of unconsolidated real estate joint ventures and partnerships	—	326
(Gain) on acquisition including associated real estate equity investment	—	(37,383)
(Gain) on sale of property and interests in real estate equity investments	(11,812)	(45,125)
(Benefit) provision for income taxes (1)	(2,392)	—
NAREIT FFO – basic	73,887	65,787
Income attributable to operating partnership units	526	499
NAREIT FFO – diluted	74,413	66,286
Adjustments to Core FFO:
Other impairment loss	3,017	43
(Benefit) provision for income taxes	(952)	5,895
Acquisition costs	—	355
Other	3,066	(242)
Core FFO – diluted	$79,544	$72,337

FFO weighted average shares outstanding – basic	127,610	123,593
Effect of dilutive securities:
Share options and awards	938	1,216
Operating partnership units	1,462	1,462
FFO weighted average shares outstanding – diluted	130,010	126,271

NAREIT FFO per common share – basic	$.58	$.53

NAREIT FFO per common share – diluted	$.57	$.52

Core FFO per common share – diluted	$.61	$.57
______________
(1) Effective January 1, 2017 includes the applicable taxes related to gains and impairments of operating properties.

Same Property Net Operating Income
Management considers SPNOI an important additional financial measure because it reflects only those income and expense items that are incurred at the property level and when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates and operating costs. The Company calculates this most useful measurement by determining our proportional share of SPNOI from all owned properties, including the Company’s share of SPNOI from unconsolidated joint ventures and partnerships, which cannot be readily determined under GAAP measurements and presentation. Although SPNOI (see page 1 of the supplemental disclosure regarding this presentation and limitations thereof) is a widely used measure among REITs, there can be no assurance that SPNOI presented by the Company is comparable to similarly titled measures of other REITs. Additionally, the Company does not control these unconsolidated joint ventures and partnerships, and the assets, liabilities, revenues or expenses of these joint ventures and partnerships, as presented, do not represent its legal claim to such items.
Properties are included in the SPNOI calculation if they are owned and operated for the entirety of the most recent two fiscal year periods, except for properties for which significant redevelopment or expansion occurred during either of the periods presented, and properties classified as discontinued operations. While there is judgment surrounding changes in designations, management moves new development and redevelopment properties once they have stabilized, which is typically upon attainment of 90% occupancy. A rollforward of the properties included in the Company’s same property designation is as follows:

Three Months Ended March 31, 2017
Beginning of the period	193
Properties added:
Acquisitions	4
New Developments	1
Redevelopments	6
Properties removed:
Dispositions	(3)
End of the period	201

The Company calculates SPNOI using operating income as defined by GAAP excluding property management fees, certain non-cash revenues and expenses such as straight-line rental revenue and the related reversal of such amounts upon early lease termination, depreciation, amortization, impairment losses, general and administrative expenses, acquisition costs and other items such as lease cancellation income, environmental abatement costs, demolition expenses and lease termination fees. Consistent with the capital treatment of such costs under GAAP, tenant improvements, leasing commissions and other direct leasing costs are excluded from SPNOI. A reconciliation of Net Income to SPNOI is as follows (in thousands):

	Three Months Ended March 31,
	2017	2016
	(Unaudited)
Net income attributable to common shareholders	$30,826	$107,074
Add:
Net income attributable to noncontrolling interests	5,570	1,593
(Benefit) provision for income taxes	(3,359)	5,899
Interest expense, net	21,082	20,891
Less:
Gain on sale of property	(15,763)	(45,157)
Equity in earnings of real estate joint ventures and partnership interests	(5,317)	(4,093)
Gain on sale and acquisition of real estate joint venture and partnership interests	—	(37,392)
Interest and other income	(1,754)	(211)
Operating Income	31,285	48,604
Less:
Revenue adjustments (1)	(4,109)	(3,727)
Add:
Property management fees	926	959
Depreciation and amortization	42,449	37,879
Impairment loss	14,986	43
General and administrative	7,516	6,498
Acquisition costs	1	49
Other (2)	3,117	169
Net Operating Income	96,171	90,474
Less: NOI related to consolidated entities not defined as same property and noncontrolling interests	(18,306)	(14,639)
Add: Pro rata share of unconsolidated entities defined as same property	8,523	8,171
Same Property Net Operating Income	$86,388	$84,006
___________________

(1)	Revenue adjustments consist primarily of straight-line rentals, lease cancellation income and fee income primarily from real estate joint ventures and partnerships.

(2)	Other includes items such as environmental abatement costs, demolition expenses and lease termination fees.

Weingarten Realty Investors
Company Information

Corporate Office

2600 Citadel Plaza Drive
P. O. Box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Stock Listings

New York Stock Exchange:
Common Shares	WRI

Forward-Looking Statements
This supplement, together with other statements and information publicly disseminated by us, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. These forward-looking statements relate to the company’s intentions, beliefs, expectations or projections of the future. It is important to note that the company’s actual results could differ materially from those projected in such forward-looking statements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: (i) disruptions in financial markets, (ii) general economic and local real estate conditions, (iii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or general downturn in their business, (iv) financing risks, such as the inability to obtain equity, debt, or other sources of financing on favorable terms, (v) changes in governmental laws and regulations, (vi) the level and volatility of interest rates, (vii) the availability of suitable acquisition opportunities, (viii) the ability to dispose of properties, (ix) changes in expected development activity, (x) increases in operating costs, (xi) tax matters, including the failure to qualify as a real estate investment trust, and (xii) investments through real estate joint ventures and partnerships, which involve risks not present in investments in which we are the sole investor. Accordingly, there is no assurance that our expectations will be realized.

Pro rata Financial Information
Included herein is certain financial information presented on a pro rata share basis as we believe this information assists users of our financial information in understanding our proportionate economic interest in the operating results of our portfolio of properties. Such amounts include WRI’s proportional share of each financial line item or operational metric for both our consolidated and unconsolidated joint ventures and partnerships. Multiplying a financial statement line item or operational metric of an investee and adding it to WRI’s totals may not accurately depict the legal and economic implications of holding a non-controlling interest in the investee, nor does WRI control any of the investees presented under the equity method of accounting. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Financial Summary

Weingarten Realty Investors
Condensed Consolidated Statements of Income
(in thousands, except per share amounts)

	Three Months Ended March 31,		Twelve Months Ended December 31,
	2017	2016	2016	2015	2014	2013
Revenues:
Rentals, net	$140,818	$128,509	$537,265	$502,464	$503,128	$477,340
Other	2,845	3,908	12,290	10,380	11,278	11,855
Total	143,663	132,417	549,555	512,844	514,406	489,195
Expenses:
Depreciation and amortization	42,449	37,879	162,535	145,940	150,356	146,763
Operating	29,910	23,536	98,855	94,244	95,318	97,099
Real estate taxes, net	17,517	15,857	66,358	60,289	60,768	57,515
Impairment loss	14,986	43	98	153	1,024	2,579
General and administrative	7,516	6,498	27,266	27,524	24,902	25,371
Total	112,378	83,813	355,112	328,150	332,368	329,327
Operating Income	31,285	48,604	194,443	184,694	182,038	159,868
Interest Expense, net	(21,082)	(20,891)	(83,003)	(87,783)	(94,725)	(96,312)
Interest and Other Income	1,754	211	2,569	4,563	3,756	7,685
Gain on Sale and Acquisition of Real Estate Joint Venture and Partnership Interests	—	37,392	48,322	879	1,718	33,670
Benefit (Provision) for Income Taxes	3,359	(5,899)	(6,856)	(52)	1,261	(7,046)
Equity in Earnings of Real Estate Joint Ventures and Partnerships, net (a)	5,317	4,093	20,642	19,300	22,317	35,112
Income from Continuing Operations	20,633	63,510	176,117	121,601	116,365	132,977
Operating Income from Discontinued Operations	—	—	—	—	342	12,214
Gain on Sale of Property from Discontinued Operations	—	—	—	—	44,582	119,203
Income from Discontinued Operations	—	—	—	—	44,924	131,417
Gain on Sale of Property	15,763	45,157	100,714	59,621	146,290	762
Net Income	36,396	108,667	276,831	181,222	307,579	265,156
Less: Net Income Attributable to Noncontrolling Interests	(5,570)	(1,593)	(37,898)	(6,870)	(19,571)	(44,894)
Net Income Adjusted for Noncontrolling Interests	30,826	107,074	238,933	174,352	288,008	220,262
Dividends on Preferred Shares	—	—	—	(3,830)	(10,840)	(18,173)
Redemption Costs of Preferred Shares	—	—	—	(9,687)	—	(17,944)
Net Income Attributable to Common Shareholders	$30,826	$107,074	$238,933	$160,835	$277,168	$184,145
Earnings Per Common Share - Basic	$0.24	$0.87	$1.90	$1.31	$2.28	$1.52
Earnings Per Common Share - Diluted	$0.24	$0.85	$1.87	$1.29	$2.25	$1.50

(a)	See Page 23 for the Company’s pro rata share of the operating results of its unconsolidated real estate joint ventures and partnerships.

Weingarten Realty Investors
Condensed Consolidated Balance Sheets
(in thousands, except per share amounts)

	March 31, 2017	December 31, 2016

ASSETS
Property	$4,747,347	$4,789,145
Accumulated Depreciation	(1,189,269)	(1,184,546)
Property Held for Sale, net	15,998	479
Property, net	3,574,076	3,605,078

Investment in Real Estate Joint Ventures and Partnerships, net (a)	288,271	289,192
Total	3,862,347	3,894,270

Unamortized Lease Costs, net	201,321	208,063
Accrued Rent and Accounts Receivable (net of allowance for doubtful accounts of $6,844 in 2017 and $6,700 in 2016)	90,883	94,466
Cash and Cash Equivalents	3,615	16,257
Restricted Deposits and Mortgage Escrows	3,299	25,022
Other, net	190,626	188,850
Total Assets	$4,352,091	$4,426,928

LIABILITIES AND EQUITY
Debt, net	$2,323,447	$2,356,528
Accounts Payable and Accrued Expenses	90,728	116,859
Other, net	191,053	191,887
Total Liabilities	2,605,228	2,665,274

Commitments and Contingencies	—	—
Deferred Compensation Share Awards	—	44,758

Equity:
Shareholders' Equity:
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 275,000; shares issued and outstanding: 128,386 in 2017 and 128,072 in 2016	3,895	3,885
Additional Paid-In Capital	1,769,133	1,718,101
Net Income Less Than Accumulated Dividends	(196,844)	(177,647)
Accumulated Other Comprehensive Loss	(7,958)	(9,161)
Total Shareholders' Equity	1,568,226	1,535,178
Noncontrolling Interests	178,637	181,718
Total Equity	1,746,863	1,716,896
Total Liabilities and Equity	$4,352,091	$4,426,928

(a)	This represents the Company’s investment of its unconsolidated real estate joint ventures and partnerships. See page 23 for additional information.

Weingarten Realty Investors
Funds From Operations Attributable to Common Shareholders
(in thousands, except per share amounts)

	Three Months Ended March 31,
	2017	2016
Funds From Operations Attributable to Common Shareholders (NAREIT FFO)
Numerator:
Net income attributable to common shareholders	$30,826	$107,074
Depreciation and amortization	41,621	37,209
Depreciation and amortization of unconsolidated real estate joint ventures and partnerships	3,639	3,686
Impairment of operating properties and real estate equity investments	12,005	—
Impairment of operating properties of unconsolidated real estate joint ventures and partnerships	—	326
(Gain) on acquisition including associated real estate equity investment	—	(37,383)
(Gain) on sale of property and interests in real estate equity investments	(11,812)	(45,125)
(Benefit) provision for income taxes (1)	(2,392)	—
NAREIT FFO - Basic	73,887	65,787
Income attributable to operating partnership units	526	499
NAREIT FFO - Diluted	74,413	66,286
Adjustments for Core FFO:
Other impairment loss	3,017	43
(Benefit) provision for income taxes	(952)	5,895
Acquisition costs	—	355
Other	3,066	(242)
Core FFO - Diluted	$79,544	$72,337

Denominator:
FFO weighted average number of common shares outstanding - Basic	127,610	123,593
Effect of dilutive securities:
Share options and awards	938	1,216
Operating partnership units	1,462	1,462
FFO weighted average number of common shares outstanding - Diluted	130,010	126,271

NAREIT FFO Per Common Share - Basic	$0.58	$0.53

NAREIT FFO Per Common Share - Diluted	$0.57	$0.52
Adjustments for Core FFO per common share:
Other impairment loss	0.02	—
(Benefit) provision for income taxes	—	0.05
Other	0.02	—
Core FFO Per Common Share - Diluted	$0.61	$0.57

(1) Effective January 1, 2017 includes the applicable taxes related to gains and impairments of operating properties.

Weingarten Realty Investors
Supplemental Income Statement Detail
(in thousands)

	Three Months Ended March 31,
	2017	2016
Rentals, net
Base minimum rent, net	$106,841	$99,255
Straight line rent	1,623	1,373
Over/Under-market rentals, net	883	(48)
Percentage rent	740	989
Tenant reimbursements	30,731	26,940
Total	$140,818	$128,509

Other Income
Recurring fee income	$1,553	$1,454
Non-Recurring fee income	50	167
Miscellaneous revenue	1,242	1,506
Lease cancellation revenue	—	781
Total	$2,845	$3,908

Interest Expense, net
Interest paid or accrued	$21,137	$20,712
Amortization of debt deferred costs	963	877
Over/Under-market mortgage adjustment of acquired properties, net	(195)	(178)
Gross interest expense	21,905	21,411
Capitalized interest	(823)	(520)
Total	$21,082	$20,891

Interest and Other Income
Deferred compensation investment income	$1,676	$40
Other	78	171
Total	$1,754	$211

Supplemental Analyst Information

Equity in Earnings of Real Estate Joint Ventures and Partnerships, net
Net income from unconsolidated real estate joint ventures and partnerships	$4,434	$3,122
Intercompany fee income reclass	671	643
Other adjustments	212	328
Equity in earnings of real estate joint ventures and partnerships, net	$5,317	$4,093

Dividends
Common Dividends per Share	$0.385	$0.365

Common Dividends Paid as a % of Reported Funds from Operations - Basic	62.5%	69.0%

Common Dividends Paid as a % of Core Funds from Operations - Basic	62.5%	63.2%

General and Administrative Expenses
General and Administrative Expenses/Total Revenue	5.2%	4.9%

General and Administrative Expenses/Total Assets before Depreciation	0.14%	0.13%

Net Operating Income Additional Disclosures

Minority Interests Share of Net Operating Income and Other Adjustments	$(1,321)	$(1,210)

Pro rata Share of Unconsolidated Joint Ventures
Revenues	13,524	13,530
Operating expense	(2,407)	(3,164)
Real estate taxes	(1,690)	(1,749)

Net Operating Income from Sold Properties	357	2,654

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Supplemental Balance Sheet Detail
(in thousands)

	March 31, 2017	December 31, 2016

Property
Land	$1,112,752	$1,107,072
Land held for development	73,996	82,953
Land under development	48,220	51,761
Buildings and improvements	3,432,320	3,489,685
Construction in-progress	80,059	57,674
Total	$4,747,347	$4,789,145

Straight Line Rent Receivable
	$63,639	$62,955

Other Assets, net
Notes receivable and mortgage bonds, net	$28,808	$28,784
Debt service guaranty asset	67,125	67,125
Non-qualified benefit plan assets	27,487	26,331
Out-of-market leases, net	29,905	31,016
Investments	12,370	12,910
Deferred income tax asset	14,440	10,834
Interest rate derivative	872	126
Unamortized debt costs, net	3,074	3,229
Other	6,545	8,495
Total	$190,626	$188,850

Other Liabilities, net
Deferred revenue	$10,695	$9,535
Non-qualified benefit plan liabilities	62,995	61,916
Deferred income tax payable	11,800	11,640
Out-of-market leases, net	85,066	87,769
Other	20,497	21,027
Total	$191,053	$191,887

Identified Intangible Assets and Liabilities
Identified Intangible Assets:
Above-market leases (included in Other Assets, net)	$44,393	$44,595
Above-market leases - Accumulated Amortization	(14,488)	(13,579)
Below-market assumed mortgages (included in Debt, net)	1,671	1,671
Below-market assumed mortgages - Accumulated Amortization	(1,671)	(1,564)
In place leases (included in Unamortized Lease Costs, net)	229,454	232,528
In place leases - Accumulated Amortization	(85,489)	(82,571)
Total	$173,870	$181,080

Identified Intangible Liabilities:
Below-market leases (included in Other Liabilities, net)	$109,917	$110,878
Below-market leases - Accumulated Amortization	(24,851)	(23,109)
Above-market assumed mortgages (included in Debt, net)	10,375	10,375
Above-market assumed mortgages - Accumulated Amortization	(5,487)	(5,186)
Total	$89,954	$92,958

Weingarten Realty Investors
Capitalization and Debt Coverage Ratios
(in thousands, except common share data and percentages)

	March 31, 2017	December 31, 2016

Common Share Data
Closing Market Price	$33.39	$35.79

Capitalization
Debt	$2,323,447	$2,356,528
Common Shares at Market	4,286,809	4,583,697
Operating Partnership Units at Market	48,816	52,325
Total Market Capitalization (As reported)	$6,659,072	$6,992,550
Debt to Total Market Capitalization (As reported)	34.9%	33.7%
Debt to Total Market Capitalization (As reported at a constant share price of $35.79)	33.3%	33.7%
Debt to Total Market Capitalization (Pro rata)	35.6%	34.4%

Capital Availability
Revolving Credit Facility	$500,000	$500,000
Less:
Balance Outstanding Under Revolving Credit Facility	226,000	245,000
Outstanding Letters of Credit Under Revolving Facility	5,614	4,860
Unused Portion of Credit Facility	$268,386	$250,140

Significant Covenant Ratios
	Restrictions
Debt to Asset Ratio (Public)	Less than 60.0%	44.0%	44.3%
Secured Debt to Asset Ratio (Public)	Less than 40.0%	8.0%	8.3%
Unencumbered Asset Test (Public)	Greater than 150%	240.7%	241.0%
Fixed Charge Coverage (Revolver) (Pro rata EBITDA/ (interest expense + scheduled principal payments))	Greater than 1.5x	3.8x	3.8x

Net Debt to Adjusted EBITDA
EBITDA (Current Quarter)	$96,568	$134,097
Gain on Sale of Real Estate	(15,763)	(34,869)
Ground Rent	252	251
Other Non-Recurring Items	14,986	55
Adjusted EBITDA	$96,043	$99,534

Net Debt (less cash & equivalents)	$2,319,832	$2,340,271
Net Debt to Adjusted EBITDA (annualized)	5.90x	5.88x

Credit Ratings
	S&P	Moody's
Senior Debt	BBB	Baa1
Outlook	Stable	Stable

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Guidance

2017 Guidance

	Original Guidance	Revised Guidance

Net income attributable to common shareholders	$1.18 - $1.22	$0.94 - $1.00
Depreciation and amortization	1.16 - 1.18	1.38 - 1.40
Impairment of operating properties		0.08 - 0.10
(Gain) on sale of property and interests in RE equity investments		(0.08) - (0.10)
(Benefit) provision for income taxes		(0.01) - (0.03)
NAREIT FFO - Basic	2.34 - 2.40	2.31 - 2.37
Income attributable to operating partnership units	0.02 - 0.02	0.02 - 0.02
NAREIT FFO Per Common Share - Diluted	$2.36 - $2.42	$2.33 - $2.39
Other impairment loss		0.02 -.0.02
(Benefit) provision for income taxes		(0.01) - (0.01)
Other	0.01 - 0.01	0.03 - 0.03
Core FFO Per Common Share - Diluted	$2.37 - $2.43	$2.37 - $2.43

Portfolio Activity ($ in millions)
Acquisitions	$125 - $225	$125 - $225

Re / New Development	$135 - $235	$135 - $235

Dispositions	$125 - $225	$125 - $225

Operating Information
Same Property Net Operating Income with redevelopments	+2.5% to +3.5%	+2.5% to +3.5%

Same Property Net Operating Income without redevelopments	+2.0% to +3.0%	+2.0% to +3.0%

Denotes change to guidance

Investment Activity

Weingarten Realty Investors
Capital Expenditures
(at pro rata share)
(in thousands)

	Three Months Ended March 31, 2017	Twelve Months Ended December 31, 2016
New Development	$30,356	$67,722
Tenant Finish	7,695	24,989
Redevelopment	6,571	32,185
Building and Site Improvements	5,324	20,474
External Leasing Commissions	1,002	5,429
Acquisitions	600	514,756
Capital Expenditures	$51,548	$665,555

Note:
Internal Leasing Fees are approximately $2.6 million for the three months ended March 31, 2017 and $8.7 million for the twelve months ended December 31, 2016, respectively.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
New Development
As of March 31, 2017
(at pro rata share)
(in thousands, except percentages and multi-family units)

New Development

			Net SF/Units		Total	Cost	Cost	Completed		Est./Act.	Est./Act.
			by Product	Percent	Estimated	Incurred-	Incurred -	Inception-	Est. Final	Anchor	Stabilized	Key Tenants /
	Center	MSA	Type	Leased	Investment	Year-To-Date	To-Date	To-Date	ROI% (1)	Opening	Quarter	Description
	Active Developments
1	The Whittaker (2)	Seattle, WA	Retail = 63 SF	82.9%	$30,784	$24,594	$24,833	$—			2H 18
2	Gateway Alexandria	Alexandria, VA	Retail = 100 SF	16.4%	181,193	5,566	51,759	—		Q4 19	2H 20	Harris Teeter
			Office = 23 SF
			MF = 282 Units
3	Columbia Pike (3)	Arlington, VA	Retail = 65 SF	13.8%	135,380	196	1,082	—		Q4 19	2H 20	Harris Teeter
			MF = 330 Units
	Total Active Developments			20.4%	$347,357	$30,356	$77,674	$—	5.7%

	QTR Completed	2Q'17E	3Q'17E	4Q'17E	1Q'18E	2Q'18E	Remaining Balance
Completion ($)	—	—	$0 - $1,500	$20,500 - $25,500	$0 - $2,500	$800 - $5,800	$283,800 - $288,800
Weighted Return (%)	—	—	0%	6.7% - 7.2%	0%	6.7% - 7.2%	5.6% - 6.1%
Net Operating Income (Annualized)	—	—	$0 - $10	$1,370 - $1,830	$0 - $100	$100 - $500	$16,000 - $17,800

(1) Average ROI by Product Type:
Retail 6.4% - 6.7%
Multifamily 5.6% - 5.9%
Office 6.6% - 6.9%
(2) WRI purchased the retail portion of a mixed-use project in West Seattle this quarter.
(3) WRI will participate in the development of this mixed-use property. Upon the purchase of the land, planned for Q2 of 2017, WRI will have a 90% equity interest in the property and is committed to fund up to $127 million in equity and debt.

The Company cannot guarantee that (i) ROI will be generated at the percentage listed or at all, (ii) total estimated investment associated with these projects will be equal to the actual investment, (iii) project completion or stabilization will occur when anticipated or (iv) that the Company will ultimately complete any of these projects. The ROI and total estimated investment reflect the Company's best estimate based upon current information, may change over time and are subject to certain conditions which are beyond the Company's control, including, without limitation, general economic conditions, market conditions and other business factors.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Redevelopment
As of March 31, 2017
(at pro rata share)
(in thousands, except percentages and multi-family units)

Redevelopment (1)
			Included	Total	Cost	Cost	%	Est./Act.	Est./Act.	Est./Act.
			in SPNOI	Estimated	Incurred -	Incurred -	Placed in	Incremental	Anchor	Stabilized
	Center	MSA	w/redev (2)	Investment	Year-To-Date	To-Date	Service (3)	ROI%	Opening	Quarter	Key Tenants / Description
	Large Redevelopments (incremental investment) (4)
1	River Oaks Shopping Center	Houston, TX	N (5)	$150,000	—	—	—	5.5 - 7.5%	NA	2H 21	30-Story Residential High-Rise and 10,000 SF Retail Mixed-Use building
	Total Large Redevelopments			150,000	—	—	—	5.5 - 7.5%

	Other Redevelopments (incremental investment)
1	Decatur 215	Las Vegas, NV	Y	$16,804	$(994)	$14,492	94%	12.0 - 14.0%	Q2 15	1H 17	Hobby Lobby, Ross, Ulta and shops and restaurants
2	Sunset Point 19	Clearwater, FL	Y	16,667	2,952	4,644	—	11.0 - 13.0	1H 17	2H 17	Total Center redevelopment with three new shop space buildings
3	Winter Park Corners	Orlando, FL	Y	6,500	3	3	—	15.5 - 17.5	2H 18	2H 18	30,000 SF Grocer; 12,600 SF and 3,600 SF new shop space buildings
4	Rock Prairie Marketplace	College Station, TX	Y	6,385	496	2,251	17%	11.0 - 13.0	NA	2H 17	5,000 SF Valero gas station, 13,480 SF multi-tenant building, and pads
5	Humblewood Shopping Center	Houston, TX	Y (6)	5,719	—	4,253	80%	5.5 - 7.5	Q3 15	1H 17	Relocation of Conn's
6	Waterford Village	Wilmington, NC	Y	4,140	762	993	—	9.5 - 11.5	NA	1H 17	Two multi-tenant buildings, totaling 18,750 SF
7	Wake Forest II	Raleigh, NC	N (7)	3,379	985	2,227	—	9.5 - 11.5	NA	2H 17	14,640 SF multi-tenant building
8	Tomball Marketplace	Houston, TX	Y	3,185	461	2,076	—	11.0 - 13.0	NA	1H 17	10,000 SF and 3,000 SF new shop space buildings
9	Wellington Green	Wellington, FL	Y	2,554	686	939	—	11.0 - 13.0	NA	2H 17	9,000 SF multi-tenant building
10	Red Mountain Gateway	Phoenix, AZ	Y	2,358	122	122	—	8.0 - 10.0	NA	2H 17	6,000 SF new shop space building
11	Ridgeway Trace	Memphis, TN	Y	2,167	69	1,453	45%	14.0 - 16.0	NA	1H 17	6,500 SF new shop space building
12	North Towne Plaza	Albuquerque, NM	Y	1,991	49	49	—	7.0 - 9.0	NA	2H 17	6,000 SF new shop space building
13	Clermont Landing	Orlando, FL	Y	1,063	36	36	—	15.0 - 17.0	NA	1H 18	7,000 SF new shop space building
14	Baybrook Gateway	Houston, TX	Y	937	282	282	—	14.0 - 16.0	NA	2H 17	6,500 SF new shop space building
15	Atlantic West	Jacksonville, FL	Y	734	15	15	—	14.0 - 16.0	NA	2H 17	7,800 SF new shop space building
	Total Other Redevelopments			74,583	5,924	33,835		12.0 - 14.0%

	Completed Redevelopments (incremental investment)
1	RiverPoint at Sheridan	Denver, CO	Y	$17,362	$373	$17,072	100%	8.0 - 10.0%	NA	Q4 16	Conn's, Sportsman's Warehouse, BWW, Old Chicago, PetSmart and shop spaces
2	Westchase Shopping Center	Houston, TX	Y	7,488	344	7,445	100%	8.0 - 10.0	Q1 16	Q4 16	Whole Foods and Five Below
3	Horne Street Market	Fort Worth, TX	Y	2,517	109	2,487	92%	10.0 - 12.0	NA	Q4 16	10,200 SF multi-tenant building
4	Westhill Village Shopping Center	Houston, TX	Y	1,543	—	1,544	100%	20.0 - 22.0	NA	Q2 16	6,700 SF multi-tenant building
5	Crabtree Commons	Raleigh, NC	Y	1,387	(420)	1,417	100%	19.0 - 21.0	NA	Q4 16	J. Alexander's Restaurant
6	Markham West Shopping Center	Little Rock, AR	Y	1,264	241	1,185	100%	8.0 - 10.0	NA	Q4 16	5,000 SF multi-tenant building
7	Pineapple Commons	Port St. Lucie, FL	Y	386	—	386	100%	9.5 - 11.5	NA	Q4 16	5,000 SF multi-tenant building
	Total Completed Redevelopments			31,947	647	31,536		10.0 -12.0%
	Total Redevelopments			256,530	6,571	65,371		8.0 - 10.0%

	Total Investment (New Development & Redevelopment)			$603,887	$36,927	$143,045

Summary of asset allocation:	Developments	Redevelopments	Total
Land	$—	$—	$—
Land Under Development	48,220	—	48,220
Building and Improvements	—	51,643	51,643
CIP	27,697	13,728	41,425
Other various accounts	1,757	—	1,757
Property	$77,674	$65,371	$143,045

Cash NOI Summary
Cash NOI included for the Three Months Ended March 31, 2017:	$—	$1,655	$1,655

(1) Redevelopment is defined where GLA is added either through new construction or expansion of an existing space or where incremental investment is over $5 million.
(2) A property is removed from the Company's same store portfolio if the project is considered to significantly impact the existing property's NOI and activities have begun in anticipation of the project.

(3) Represents the percentage of project GLA for which the leases of the applicable tenants have commenced.
(4) Large Redevelopment is defined where Total Estimated Investment exceeds $50 million on an individual project.
(5) Project is in the planning stage. Until material investment is made, the property will remain in SPNOI.
(6) Property sold subsequent to quarter-end.
(7) Most of the property was sold during 2016, and as such, does not meet the critera to be included in the Company's same store portfolio

The Company cannot guarantee that (i) ROI will be generated at the percentage listed or at all, (ii) total estimated investment associated with these projects will be equal to the actual investment, (iii) project completion or stabilization will occur when anticipated or (iv) that the Company will ultimately complete any of these projects. The ROI and total estimated investment reflect the Company's best estimate based upon current information, may change over time and are subject to certain conditions which are beyond the Company's control, including, without limitation, general economic conditions, market conditions and other business factors.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Land Held for Development
As of March 31, 2017
(in thousands, except acres and percentages)

	Ownership Interest	Gross Acres	Investment (1)
Location			100%	Pro Rata

New Development Phased Projects
Highway 17 and Highway 210, Surf City, NC	100.0%	46.5
US Hwy. 1 and Caveness Farms Rd., Wake Forest, NC	100.0%	22.7
US 77 & FM 802, Brownsville, TX	100.0%	21.0
FM 2920 and Future 249, Tomball - Houston, TX	100.0%	10.6
Hwy. 85 & Hwy. 285, Sheridan, CO	100.0%	8.6
US Hwy. 17 & US Hwy. 74/76, Leland, NC	100.0%	8.3
Belle Terre Pkwy. & State Rd. 100, Palm Coast, FL	100.0%	6.7
State Hwy. 95 & Bullhead Pkwy., Bullhead City, AZ	100.0%	5.9
SR 207 & Rolling Hills Drive, St. Augustine, FL	70.0%	5.2
29th St. at Nolana Loop, McAllen, TX	50.0%	3.8
Decatur at 215, Las Vegas, NV	100.0%	1.1
Total New Development Phased Projects		140.4	$21,191	$19,704
Other Raw Land
FM 1957 (Potranco Rd.) and FM 211, San Antonio, TX	50.0%	129.4
South Fulton Parkway and SH 92, Union City - Atlanta, GA	100.0%	81.6
SH 281 & Wilderness Oaks, San Antonio, TX	100.0%	29.2
Lon Adams Rd. at Tangerine Farms Rd. - Marana, AZ	100.0%	9.7
SH 151 & Ingram Rd., San Antonio, TX	66.7%	5.8
Shary Road and US Hwy. 83, Mission, TX	50.0%	5.5
Rock Prairie Rd. at Hwy. 6, College Station, TX	100.0%	5.3
Leslie Rd. at Bandera Rd., Helotes, TX	100.0%	1.7
Other	100.0%	22.3
Total Raw Land		290.5	$52,016	$38,144

Total Land Held For Development Properties		430.9	$73,207	$57,848

(1) Net of impairment and valuation adjustments.

Notes:
Land costs account for $60.5 million of total investment at 100%, $45.9 million at pro rata share.
Categorization based upon proximity to development property and does not indicate future development pipeline.

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Disposition and Acquisition Summary
For the Period Ended March 31, 2017
(at pro rata share)
(in thousands)

Center	City/State	Sq. Ft. at 100%	Date Sold	Sales Proceeds	Weighted Sales Cap

Dispositions
1st Quarter
Lyons Avenue Shopping Center	Houston, TX	68	01/13/17
Palms of Carrollwood	Tampa, FL	168	02/14/17
Mohave Crossroads Pad	Bullhead City, AZ	N/A	02/28/17
Gateway Station	Fort Worth, TX	85	03/09/17
Decatur 215 Pad	Las Vegas, NV	3	03/22/17
Stevens Ranch Pad	San Antonio, TX	N/A	03/28/17

Total 1st Quarter Dispositions				$47,387	6.44%

2nd Quarter
Humblewood Shopping Center	Houston, TX	183	04/07/17
Mohave Crossroads	Bullhead City, AZ	184	04/13/17

Total Dispositions				$99,633	7.31%

			Date	Purchase
			Acquired	Price	Yield (1)

Acquisitions
1st Quarter
Red Mountain Gateway Pad	Mesa, AZ	N/A	03/31/17

Total Acquisitions				$600	—%

(1) Economics reflect WRI's pro rata ownership interest, excluding the incremental return from fee income.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Summary of Debt

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

	March 31, 2017	1st Quarter Weighted Average Rate (1)	December 31, 2016	4th Quarter Weighted Average Rate (1)
Outstanding Balance Summary
Mortgage Debt	$404,155	5.00%	$423,791	5.10%
3.375% Notes due 2022	299,316	3.38%	299,288	3.38%
3.5% Notes due 2023	299,093	3.50%	299,059	3.50%
4.45% Notes due 2024	249,265	4.45%	249,241	4.45%
3.85% Notes due 2025	248,388	3.85%	248,346	3.85%
3.25% Notes due 2026	248,002	3.25%	247,957	3.25%
Term Loan (2)	200,000	2.47%	200,000	2.47%
Unsecured Notes Payable (MTN)	66,290	6.70%	66,290	6.00%
Revolving Credit Agreements (3)	230,900	1.64%	245,000	1.39%
Obligations under Capital Leases	21,000	7.99%	21,000	7.94%
Unamortized Loan Costs	(10,087)		(10,569)
Subtotal Consolidated Debt	2,256,322	3.74%	2,289,403	3.89%
Debt Service Guarantee Liability (4)	67,125		67,125
Total Consolidated Debt - As Reported	$2,323,447	3.74%	$2,356,528	3.89%

	As Reported
Weighted Average Interest Rates (1)
Three months ended 03/31/17	3.74%
Three months ended 12/31/16	3.89%
Twelve months ended 12/31/16	3.98%

(1)	Weighted average interest rates exclude the effects of ASC 805 "Business Combinations", revolver facility fee, and other loan costs related to financing.

(2)	Term Loan has a floating rate of LIBOR + 97.5 bps and has been swapped to a fixed rate of 2.47%. The weighted average interest rate reflects the fixed rate.

(3)
Weighted average revolving interest rate excludes the effect of the facility fee of 15 basis points on the total commitment paid quarterly in arrears. The weighted average revolving interest rate with the facility fee was 1.99% and 1.88% in the first quarter 2017 and the fourth quarter 2016, respectively.

(4)	Debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

Weingarten Realty Investors
Debt Information Additional Disclosure
(at pro rata share)
(in thousands, except percentages)

	Debt Balance	Weighted Average Rate (1)	% of Total	Weighted Average Remaining Life (yrs)
Fixed vs. Variable Rate Debt (includes the effect of interest rate swaps)
As of March 31, 2017
Fixed-rate debt	$2,140,312	3.95%	89.4%	6.65
Variable-rate debt	252,589	1.70%	10.6%	2.84
Total	$2,392,901	3.73%	100.0%	6.25

As of December 31, 2016
Fixed-rate debt	$2,159,732	4.03%	89.0%
Variable-rate debt	266,759	1.67%	11.0%
Total	$2,426,491	3.86%	100.0%

Secured vs. Unsecured Debt
As of March 31, 2017
Secured Debt	$493,062	4.86%	20.6%	6.04
Unsecured Debt	1,899,839	3.42%	79.4%	6.30
Total	$2,392,901	3.73%	100.0%	6.25

As of December 31, 2016
Secured Debt	$513,091	4.94%	21.1%
Unsecured Debt	1,913,400	3.56%	78.9%
Total	$2,426,491	3.86%	100.0%

Additional Information	March 31,		December 31,
Reconciling items to pro rata debt	2017		2016
Noncontrolling Interests and Other Adjustments	(39,906)		(39,960)
WRI Share of Unconsolidated Joint Ventures	109,360		109,923

Weighted Average Interest Rates (1)
Three months ended 03/31/17		3.73%
Three months ended 12/31/16		3.86%
Twelve months ended 12/31/16		3.98%

(1) Weighted average interest rates exclude the effects of ASC 805 "Business Combinations", revolver facility fee, and other loan costs related to financing.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Schedule of Maturities
As of March 31, 2017
(in thousands, except percentages)

	As Reported
	Maturities	Weighted Average Rate (2)
2017	$67,268	5.97%
2018	80,427	5.45%
2019	56,245	5.14%
2020	237,779	2.91%	(3)
2021	17,667	4.04%
2022	307,614	3.40%
2023	305,694	3.51%
2024	255,954	4.44%
2025	303,302	3.93%
2026	277,291	3.55%
Thereafter	106,316	4.38%
Subtotal	2,015,557

Revolving Credit Agreements	230,900	1.64%
Other (1)	76,990
Total	$2,323,447	3.74%

(1)
Other includes capital leases, ASC 805 “Business Combinations” adjustment, debt service guarantee liability, market value of swaps, discounts on notes, and debt issuance costs. The debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

(2)	Weighted average interest rates exclude the effects of ASC 805 “Business Combinations”, revolver facility fee paid quarterly on total commitment in arrears, and other loan costs related to financing.

(3)	Year 2020 includes the Term Loan ($200 million) which is at a floating rate of LIBOR + 97.5 bps that has been swapped to a fixed rate of 2.47%. The weighted average rate reflects the fixed rate.

Weingarten Realty Investors
Schedule of Maturities Additional Disclosure
As of March 31, 2017
(at pro rata share)
(in thousands, except percentages)

	Maturities	Weighted Average Rate (2)		Floating Rate	Fixed Rate	Secured	Unsecured
2017	$72,329	5.83%		$3,800	$68,529	$47,329	$25,000
2018	44,387	5.47%		17,889	26,498	34,817	9,570
2019	59,700	5.09%			59,700	59,700	—
2020	293,185	3.23%	(3)	200,000	93,185	93,185	200,000
2021	53,061	4.05%			53,061	53,061	—
2022	308,530	3.40%			308,530	8,530	300,000
2023	306,662	3.52%			306,662	6,662	300,000
2024	256,976	4.44%			256,976	6,976	250,000
2025	304,319	3.94%			304,319	54,319	250,000
2026	278,041	3.56%			278,041	5,071	272,970
Thereafter	107,824	4.39%			107,824	99,074	8,750
Subtotal	2,085,014			221,689	1,863,325	468,724	1,616,290

Revolving Credit Agreements	230,900	1.64%		230,900			230,900
Other (1)	76,987				76,987	24,338	52,649
Swap Maturities:
2020				(200,000)	200,000
Total	$2,392,901	3.73%		$252,589	$2,140,312	$493,062	$1,899,839

(1)	Other includes capital leases, fair value adjustments, debt service guarantee liability, market value of swaps, discounts on notes, and debt issuance costs.
The debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

(2)	Weighted average interest rates exclude the effects of fair value adjustments, revolver facility fee paid quarterly on total commitment in arrears, and other loan costs related to financing.

(3)	Year 2020 includes the Term Loan ($200 million) which is at a floating rate of LIBOR + 97.5 bps that has been swapped to a fixed rate of 2.47%. The weighted average rate reflects the fixed rate.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Joint Ventures

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Information at 100%
(in thousands)

	Three Months Ended March 31,
Condensed Statements of Income	2017	2016

Revenues:
Base minimum rent, net	$25,182	$26,369
Straight line rent	56	124
Over/Under-market rentals, net	125	840
Percentage rent	152	94
Tenant reimbursements	7,902	8,134
Other income	1,321	361
Total	34,738	35,922

Expenses:
Depreciation and amortization	9,013	9,381
Interest, net	2,967	4,008
Operating	6,118	7,603
Real estate taxes, net	4,268	4,492
General and administrative	368	143
Provision for income taxes	7	59
Impairment loss	—	1,303
Total	22,741	26,989

Gain on sale of non-operating property	—	373

Net income	$11,997	$9,306

Condensed Balance Sheets
	March 31, 2017	December 31, 2016

ASSETS

Property	$1,198,271	$1,196,770
Accumulated depreciation	(268,520)	(261,392)
Property, net	929,751	935,378

Other assets, net	114,829	114,554

Total	$1,044,580	$1,049,932

LIABILITIES AND EQUITY

Debt, net	$300,251	$301,480
Amounts payable to Weingarten Realty Investors and Affiliates	12,293	12,585
Other liabilities, net	23,580	24,902
Total	336,124	338,967

Equity	708,456	710,965

Total	$1,044,580	$1,049,932

Note:
The financial information on this page is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Unconsolidated Joint Venture Information
(at pro rata share)
(in thousands)

	Three Months Ended March 31,
Condensed Statements of Income	2017	2016
Revenues:
Base minimum rent, net	$9,949	$10,015
Straight line rent	(25)	48
Over/Under-market rentals, net	19	143
Percentage rent	71	42
Tenant reimbursements	3,164	3,121
Other income	346	161
Total	13,524	13,530

Expenses:
Depreciation and amortization	3,639	3,686
Interest, net	1,241	1,647
Operating	2,407	3,164
Real estate taxes, net	1,690	1,749
General and administrative	112	48
Provision for income taxes	1	31
Impairment loss	—	326
Total	9,090	10,651

Gain on sale of non-operating property	—	243

Net income	$4,434	$3,122

Condensed Balance Sheets	March 31, 2017	December 31, 2016

ASSETS

Property	$455,870	$455,485
Accumulated depreciation	(100,350)	(97,574)
Property, net	355,520	357,911

Notes receivable from real estate joint ventures and partnerships	4,345	4,404
Unamortized lease costs, net	14,962	15,432
Accrued rent and accounts receivable (net of allowance for doubtful accounts of $357 in 2017 and $283 in 2016)	9,014	9,949
Cash and cash equivalents	15,676	15,160
Restricted deposits and mortgage escrows	138	188
Out-of-market leases, net	1,348	1,451
Other assets, net	5,144	4,725
Total	$406,147	$409,220

LIABILITIES AND EQUITY

Debt, net	$109,326	$110,012
Amounts payable to Weingarten Realty Investors and Affiliates	5,427	5,669
Accounts payable and accrued expenses	4,893	6,014
Deferred revenue	1,113	995
Out-of-market leases, net	3,462	3,583
Other liabilities, net	470	483
Total	124,691	126,756

Equity	281,456	282,464

Total	$406,147	$409,220
Notes:
The above pro rata share information includes only the real estate operations of joint ventures and partnerships at WRI's ownership percentages.

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships at 100%
March 31, 2017
(in thousands, except number of properties and percentages)

Joint Venture Partner	Number of Operating Properties (1)(2)	Total GLA	Total Assets	Total Debt

TIAA Florida Retail LLC	2	431	$126,356	$—
Collins	8	1,168	114,451	19,213
AEW - Institutional Client	5	437	102,378	—
BIT Retail	3	721	143,180	—
Jamestown	6	1,199	138,014	169,165
Fidelis Realty Partners	1	491	128,248	75,691
Sleiman Enterprises	2	170	16,813	12,255
Bouwinvest	3	359	171,761	—
Other	7	1,104	103,379	23,927

Total	37	6,080	$1,044,580	$300,251

Joint Venture Description

TIAA Florida Retail LLC	Joint venture with an institutional partner, TIAA-CREF Global Real Estate
Collins	Primarily a development joint venture in the Texas Rio Grande Valley
AEW - Institutional Client	Joint venture with an institutional partner through AEW Capital Management
BIT Retail	Retail joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Jamestown	Retail joint venture in Florida
Fidelis Realty Partners	Retail joint venture in Texas
Sleiman Enterprises	Retail joint venture in Florida
Bouwinvest	Retail joint venture with West Coast focus

(1) Excludes land held for development.
(2) Excludes additional consolidated joint ventures such as AEW Capital Management.

Weingarten Realty Investors
Unconsolidated Joint Venture Mortgage Debt Information at 100%
As of March 31, 2017
(in thousands, except number of properties, percentages and term)

Balance Summary

Joint Venture Partner	# of Mortgaged Properties (2)	Mortgage Balance (1)(2)	Average Interest Rate	Average Remaining Term (yrs)

Collins	2	$19,460	6.2%	7.9
Jamestown	6	170,000	2.7%	4.6
Fidelis Realty Partners	1	75,811	4.3%	3.6
Sleiman Enterprises	2	12,331	4.9%	4.3
Other	1	23,408	6.3%	5.0

Total	12	$301,010	3.7%	5.1

Schedule of Maturities

	Maturities (1)(2)	Weighted Average Rate

2017	$10,901	5.0%
2018	5,929	4.9%
2019	6,237	4.9%
2020	92,794	4.9%
2021	172,789	3.5%
2022	1,833	5.9%
2023	1,936	5.9%
2024	2,046	6.1%
2025	2,034	6.3%
2026	1,500	6.4%
Thereafter	3,011	6.4%
Total	$301,010

(1)	Excludes non-cash debt related items.

(2)	Excludes additional consolidated joint ventures such as AEW Capital Management.
Note:
All mortgages are fixed rate.

Weingarten Realty Investors
Unconsolidated Joint Venture Mortgage Debt Information Additional Disclosure
As of March 31, 2017
(at pro rata share)
(in thousands, except number of properties, percentages and term)

Schedule of Maturities

	Maturities (1)(2)	Weighted Average Rate

2017	$5,639	5.0%
2018	3,285	5.0%
2019	3,455	4.9%
2020	55,406	4.9%
2021	35,394	4.1%
2022	916	5.9%
2023	968	5.9%
2024	1,023	6.1%
2025	1,017	6.3%
2026	750	6.4%
Thereafter	1,507	6.4%
Total	$109,360

(1)	Excludes non-cash debt related items.

(2)	Excludes additional consolidated joint ventures such as AEW Capital Management.
Notes:
All mortgages are fixed rate.

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Portfolio Summary

Weingarten Realty Investors
Tenant Diversification by Percent of Base Minimum Rent
As of March 31, 2017
(at pro rata share)
(in thousands, except percentages and # of units)

Rank	Tenant Name (1)(2)	Credit Ranking (S&P / Moody's)	# of Units	Total Annualized Base Minimum Rent	% of Total Annualized Base Minimum Rent	Total SF	% of Total SF

1	The Kroger Co.	BBB/Baa1	26	$12,370	2.68%	1,515	5.34%
2	TJX Companies, Inc.	A+/A2	45	12,098	2.62%	1,185	4.18%
3	Ross Stores, Inc.	A-/A3	34	9,318	2.02%	758	2.67%
4	Petsmart, Inc.	B+/B1	24	7,403	1.60%	451	1.59%
5	H-E-B	N/A/N/A	8	6,900	1.49%	539	1.90%
6	Whole Foods Market, Inc.	BBB-/Baa3	8	6,674	1.44%	343	1.21%
7	Bed Bath & Beyond, Inc.	BBB+/Baa1	21	6,490	1.40%	518	1.83%
8	Albertsons	N/A/N/A	16	5,599	1.21%	708	2.50%
9	Office Depot, Inc.	N/A/B1	24	5,574	1.21%	455	1.60%
10	Best Buy, Inc.	BBB-/Baa1	10	5,027	1.09%	290	1.02%
11	24 Hour Fitness Inc.	B/B2	8	5,027	1.09%	225	0.79%
12	Home Depot, Inc.	A/A2	4	4,701	1.02%	435	1.53%
13	Dollar Tree Stores, Inc.	BB+/Ba1	43	4,661	1.01%	424	1.50%
14	Petco Animal Supplies, Inc.	B/B2	19	3,976	0.86%	223	0.79%
15	Hobby Lobby Stores, Inc.	N/A/N/A	7	3,529	0.76%	415	1.46%
16	Gap, Inc.	BB+/Baa2	12	3,290	0.71%	174	0.61%
17	Walmart Stores, Inc.	AA/Aa2	6	3,017	0.65%	453	1.60%
18	Nordstrom Rack	BBB+/Baa1	5	2,934	0.64%	125	0.44%
19	Dick's Sporting Goods	N/A/N/A	5	2,926	0.63%	148	0.52%
20	Ascena Retail Group	BB-/Ba2	25	2,906	0.63%	136	0.48%
21	Starbucks Corporation	A/A2	42	2,680	0.58%	66	0.23%
22	Mattress Firm	N/A/N/A	23	2,647	0.57%	85	0.30%
23	JPMorgan Chase Bank	A+/A3	23	2,619	0.57%	85	0.30%
24	LA Fitness	B+/B2	4	2,605	0.57%	133	0.47%
25	Barnes & Noble Inc.	N/A/N/A	6	2,506	0.54%	153	0.54%

	Grand Total		448	$127,477	27.59%	10,042	35.40%

(1)	Tenant Names:	DBA Names:
	The Kroger Co.	Kroger (12), Harris Teeter (7), Fry's Food (3), King Soopers (2), Ralph's (1), Smith's Food (1)
	TJX Companies, Inc.	Marshalls (22), T.J. Maxx (15), Home Goods (8)
	Ross Stores, Inc.	Ross Dress for Less (32), dd's Discounts (2)
	Bed Bath & Beyond, Inc.	Bed Bath & Beyond (13), Cost Plus (6), buybuy BABY (2)
	Albertsons	Safeway (7), Randall's (4), Albertsons (3), Von's (2)
	Office Depot, Inc.	Office Depot (15), Office Max (9)
	Dollar Tree Stores, Inc.	Dollar Tree (37), Family Dollar (6)
	Gap, Inc.	Old Navy (10), Gap (2)
	Walmart Stores, Inc.	Walmart Neighborhood Market (3), Walmart (2), Walmart Supercenter (1)
	Dick's Sporting Goods	Golf Galaxy (3), Dick's Sporting Goods (2)
	Ascena Retail Group	Dressbarn (9), Lane Bryant (9), Justice (4), AnnTaylor (1), Catherines (1), Loft (1)
	Mattress Firm	Mattress Firm (20), Bedmart (1), Mattress Giant (1), Mattress Pro (1)

(2)	Target owns and occupies 25 units not included above.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Portfolio Operating Information
(at pro rata share)
(in thousands, except percentages and leases)

Leasing Activity / Rent Growth
Signed Leases

	Comparable:				Number of Leases	Square Feet	New Rent $/SF	Prior Rent $/SF	TI's $/SF	Cash Change in Base Rent	Weighted Average Term (Years)

	All Leases
	Quarter Ended March 31, 2017				276	1,518	$17.31	$15.81	$2.76	9.5%
	Quarter Ended December 31, 2016				227	892	19.87	17.62	5.35	12.8%
	Quarter Ended September 30, 2016				240	972	18.35	16.75	5.50	9.5%
	Quarter Ended June 30, 2016				216	743	19.75	16.70	9.78	18.2%
	Rolling 12 months				959	4,125	$18.55	$16.58	$5.23	11.8%

	New Leases
	Quarter Ended March 31, 2017				62	166	$21.38	$19.86	$25.31	7.6%	7.6
	Quarter Ended December 31, 2016				49	155	19.02	15.54	30.92	22.4%	7.4
	Quarter Ended September 30, 2016				55	160	22.65	18.99	33.29	19.3%	7.8
	Quarter Ended June 30, 2016				59	211	19.63	15.16	33.26	29.4%	8.5
	Rolling 12 months				225	692	$20.62	$17.27	$30.84	19.4%	7.9

	Renewals
	Quarter Ended March 31, 2017				214	1,352	$16.81	$15.32	$—	9.8%
	Quarter Ended December 31, 2016				178	737	20.05	18.05	—	11.0%
	Quarter Ended September 30, 2016				185	812	17.50	16.31	0.01	7.3%
	Quarter Ended June 30, 2016				157	532	19.80	17.31	0.47	14.4%
	Rolling 12 months				734	3,433	$18.13	$16.45	$0.07	10.2%

	Comparable & Non-Comparable:
	Quarter Ended March 31, 2017				303	1,591
	Quarter Ended December 31, 2016				256	991
	Quarter Ended September 30, 2016				276	1,058
	Quarter Ended June 30, 2016				251	812
	Rolling 12 months				1,086	4,452

Lease
Expirations (1)

Assumes No Exercise of Renewal Options

	Anchor Tenants (2)				Non-Anchor Tenants				Total Tenants
Year	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)
M-T-M	15	0%	$22.06	0%	35	0%	$19.71	0%	50	0%	$20.43	0%
2017	558	3%	9.68	3%	976	11%	25.85	10%	1,533	6%	19.97	7%
2018	2,263	14%	10.73	12%	1,499	17%	26.69	16%	3,763	15%	17.09	14%
2019	2,210	13%	10.72	12%	1,330	15%	26.89	14%	3,540	14%	16.79	13%
2020	2,216	13%	11.56	13%	1,318	15%	27.83	15%	3,534	14%	17.62	14%
2021	2,134	13%	11.08	12%	1,498	16%	26.79	16%	3,633	14%	17.56	14%
2022 - 2027	5,795	35%	13.25	38%	2,249	25%	28.16	26%	8,044	31%	17.42	31%

(1)	Reflects in-place leases as of March 31, 2017.

(2)	Anchor tenants represent any tenant at least 10,000 square feet.

(3)	Revenue includes minimum base rent only.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Portfolio Operating Information (continued)
(at pro rata share)
(in thousands, except percentages)

Occupancy

	Quarter Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Signed Basis
Anchor (1)	95.7%	96.5%	96.5%	97.7%	98.3%
Non-Anchor	90.5%	90.6%	90.2%	90.2%	90.0%
Total Retail	93.8%	94.3%	94.2%	94.9%	95.2%
Other	87.7%	89.1%	90.0%	90.0%	89.6%
Total Signed	93.7%	94.3%	94.1%	94.9%	95.2%

Commenced Basis
Anchor (1)	94.4%	95.2%	95.5%	96.6%	97.1%
Non-Anchor	87.7%	88.1%	87.6%	87.1%	87.5%
Total Retail	91.9%	92.6%	92.6%	93.1%	93.6%
Other	87.5%	88.8%	86.7%	86.8%	85.4%
Total Commenced	91.8%	92.5%	92.5%	93.0%	93.5%

Same Property (2)
Signed Basis	94.8%	95.4%	95.1%	95.4%	95.6%
Commenced Basis	93.3%	93.8%	93.8%	94.1%	94.3%

Average Base Rents (3)

	Quarter Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Commenced Basis
Anchor (1)	$12.90	$12.67	$12.56	$12.42	$12.40
Non-Anchor	27.24	26.93	26.59	25.93	25.76
Total	$18.22	$17.93	$17.72	$17.32	$17.23

Same Property Net Operating Income Growth (4)

	Three Months Ended March 31,
	2017	2016	% Change
Revenue
Minimum Rent	$103,478	$100,221	3.3%
Bad Debt (net of recoveries)	(407)	(445)	-8.5%
Percentage Rent	760	959	-20.8%
Tenant Reimbursements	27,723	27,342	1.4%
Other	1,131	924	22.4%
	132,685	129,001	2.9%
Expenses
Property Operating Expenses	20,623	20,779	-0.8%
Real Estate Taxes	16,022	15,598	2.7%
	36,645	36,377	0.7%
SPNOI	96,040	92,624	3.7%

Redevelopment NOI (5)	9,652	8,618	12.0%

SPNOI (Excl. Redevelopment)	$86,388	$84,006	2.8%

(1)	Anchor tenants represent any tenant at least 10,000 square feet.

(2)	Same Property Occupancy includes operating centers that have been owned for the same comparable time duration.
Same Property excludes any new development, redevelopment, and any acquired or sold centers during the same time duration.

(3)	Average Base rent per Leased SF excludes ground leases.

(4)	Same Property NOI Growth includes the Company's share of unconsolidated real estate joint ventures and partnerships and provisions for uncollectible amounts and related recoveries. It excludes the effect of lease cancellation income and straight-line rent adjustments and is reported on a cash basis.

(5)	Redevelopments include the properties listed on Page 13.
Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Top 40 Core-Based Statistical Area (CBSA) Ranked by Population
as of March 31, 2017
(at pro rata share)
(in thousands, except percentages and # of units)

CBSA		Property	Owned	% of	Occupancy
Rank	CBSA	Count	GLA	ABR (1)%

2	Los Angeles-Long Beach-Anaheim, CA	5	791	4.4%	98.4%
4	Dallas-Fort Worth-Arlington, TX	3	436	1.5%	86.9%
5	Houston-The Woodlands-Sugar Land, TX	38	4,403	16.2%	93.2%
7	Washington-Arlington-Alexandria, DC-VA-MD-WV	3	332	2.4%	100.0%
8	Miami-Fort Lauderdale-West Palm Beach, FL	14	2,156	8.6%	94.7%
9	Atlanta-Sandy Springs-Roswell, GA	13	1,644	5.3%	97.3%
11	San Francisco-Oakland-Hayward, CA	3	442	2.3%	98.3%
12	Phoenix-Mesa-Scottsdale, AZ	16	1,496	5.5%	95.4%
13	Riverside-San Bernardino-Ontario, CA	5	936	4.1%	95.0%
15	Seattle-Tacoma-Bellevue, WA	6	167	1.0%	99.3%
17	San Diego-Carlsbad, CA	3	286	1.6%	97.4%
18	Tampa-St. Petersburg-Clearwater, FL	5	958	2.8%	93.5%
19	Denver-Aurora-Lakewood, CO	8	1,127	3.9%	93.4%
21	Baltimore-Columbia-Towson, MD	1	131	0.8%	100.0%
22	Charlotte-Concord-Gastonia, NC-SC	2	159	0.6%	96.2%
23	Orlando-Kissimmee-Sanford, FL	7	1,362	5.0%	95.7%
24	San Antonio-New Braunfels, TX	4	576	1.4%	77.3%
25	Portland-Vancouver-Hillsboro, OR-WA	3	120	0.3%	51.0%
27	Sacramento--Roseville--Arden-Arcade, CA	4	571	1.2%	89.5%
30	Las Vegas-Henderson-Paradise, NV	11	1,920	6.5%	94.2%
33	Austin-Round Rock, TX	1	351	1.3%	98.8%
36	San Jose-Sunnyvale-Santa Clara, CA	2	303	1.3%	66.9%
	Top 40 CBSA's Ranked by Population	157	20,667	78.0%	93.6%
	All other CBSA's Ranked by Population	61	7,696	22.0%	94.1%
	Grand Total	218	28,363	100.0%	93.7%

	(1) ABR includes ground leases

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Property Listing

Weingarten Realty Investors
Summary Property Listing
As of March 31, 2017

		Gross Leasable Area
ALL PROPERTIES BY STATE	# of Properties	WRI Owned	Joint Venture Share	Owned by Other	Total

Arizona	22	2,309,292	93,345	1,463,909	3,866,546
Arkansas	1	180,200	—	—	180,200
California	27	4,031,077	52,614	946,616	5,030,307
Colorado	8	1,126,831	205,228	1,036,338	2,368,397
Florida	31	4,927,261	1,586,603	1,228,110	7,741,974
Georgia	14	1,647,437	137,071	897,264	2,681,772
Kentucky	4	631,761	—	127,614	759,375
Louisiana	2	244,342	107,974	9,200	361,516
Maryland	2	212,098	—	—	212,098
Nevada	11	1,919,941	—	1,596,766	3,516,707
New Mexico	1	112,666	—	27,330	139,996
North Carolina	16	1,778,534	—	978,034	2,756,568
Oregon	3	119,871	90,777	66,276	276,924
Tennessee	5	700,502	—	154,340	854,842
Texas	62	7,822,080	2,120,610	2,599,431	12,542,121
Utah	1	182,099	—	122,800	304,899
Virginia	2	250,811	—	—	250,811
Washington	6	166,554	325,257	65,571	557,382
Total	218	28,363,357	4,719,479	11,319,599	44,402,435

Footnotes for detail property listing
(1) Denotes partial ownership. The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.
(2) Denotes property currently under development.
(3) Denotes properties that are not consolidated for SEC reporting purposes.
(4) Denotes single tenant retail property.
(5) Denotes Hilltop Village Center 50/50 Joint Venture with 100% funding by WRI.
( ) Retailers in parenthesis are not a part of the owned property.
Notes: Square feet is reflective of area available to be leased. Average Base Rent per Leased SF excludes ground leases.
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Property Listing
As of March 31, 2017

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Operating Properties
Arizona
Mohave Crossroads	Lake Havasu City-Kingman, AZ		100.0%		182,168	383,792	12.18	78.1%		(Target), (Kohl's), PetSmart, Bed Bath & Beyond, Ross Dress for Less, 99 Cents Only
Broadway Marketplace	Phoenix-Mesa-Scottsdale, AZ		100.0%		82,757	87,379	14.71	89.7%		Office Max, Ace Hardware
Camelback Village Square	Phoenix-Mesa-Scottsdale, AZ		100.0%		132,731	240,951	13.91	96.9%	Fry’s Supermarket	Office Max
Desert Village Shopping Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		101,685	107,071	23.30	96.1%	AJ Fine Foods	CVS
Fountain Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		113,536	305,588	9.45	91.8%	Fry’s Supermarket	Dollar Tree, (Lowe's)
Laveen Village Marketplace	Phoenix-Mesa-Scottsdale, AZ		100.0%		39,763	318,805	29.37	100.0%	(Fry’s Supermarket)	(Home Depot)
Monte Vista Village Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		45,751	108,551	24.53	94.2%	(Safeway)
Palmilla Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		103,568	178,219	18.60	100.0%	(Fry’s Supermarket)	Office Max, PetSmart, Dollar Tree
Phoenix Office Building	Phoenix-Mesa-Scottsdale, AZ		100.0%		21,122	21,122	N/A	100.0%		Weingarten Realty Regional Office, Endurance Rehab
Pueblo Anozira Shopping Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		157,607	157,607	15.48	96.1%	Fry’s Supermarket	Petco, Dollar Tree
Raintree Ranch Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		129,822	133,020	26.81	100.0%	Whole Foods
Red Mountain Gateway	Phoenix-Mesa-Scottsdale, AZ		100.0%		69,213	199,013	15.57	94.4%		(Target), Bed Bath & Beyond, Famous Footwear
Scottsdale Horizon	Phoenix-Mesa-Scottsdale, AZ		100.0%		155,093	155,093	18.64	98.8%	Safeway	CVS
Scottsdale Waterfront	Phoenix-Mesa-Scottsdale, AZ		100.0%		93,334	93,334	34.56	77.8%		Olive & Ivy, Urban Outfitters
Squaw Peak Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		60,728	60,728	18.33	96.6%	Sprouts Farmers Market
Summit at Scottsdale	Phoenix-Mesa-Scottsdale, AZ		51.0%	(1)(3)	97,154	322,999	17.04	98.6%	Safeway	(Target), CVS, OfficeMax, PetSmart
The Shoppes at Parkwood Ranch	Phoenix-Mesa-Scottsdale, AZ		100.0%		92,626	106,738	12.82	95.4%		Hobby Lobby, Dollar Tree
Entrada de Oro Plaza Shopping Center	Tucson, AZ		100.0%		88,665	109,075	19.05	96.6%	Walmart Neighborhood Market
Madera Village Shopping Center	Tucson, AZ		100.0%		96,697	106,858	12.50	95.8%	Safeway	Dollar Tree
Oracle Crossings	Tucson, AZ		100.0%		251,194	261,194	18.57	96.0%	Sprouts Farmers Market	Kohl's, HomeGoods
Oracle Wetmore Shopping Center	Tucson, AZ		100.0%		150,150	343,278	25.33	95.6%		(Home Depot), (Nordstrom Rack), Jo Ann Fabric, Cost Plus, PetSmart, Walgreens, Ulta Beauty
Shoppes at Bears Path	Tucson, AZ		100.0%		43,928	66,131	16.19	83.0%		(CVS Drug)
Arizona Total:	# of Properties:	22			2,309,292	3,866,546	18.32	93.9%
Arkansas
Markham West Shopping Center	Little Rock-North Little Rock-Conway, AR		100.0%		180,200	180,200	11.36	100.0%		Academy, Office Depot, Michaels, Dollar Tree
Arkansas Total:	# of Properties:	1			180,200	180,200	11.36	100.0%
California
8000 Sunset Strip Shopping Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		169,797	169,797	42.03	100.0%	Trader Joe's	Crunch, Sundance Cinemas, CB2
Buena Vista Marketplace	Los Angeles-Long Beach-Anaheim, CA		100.0%		91,846	91,846	25.20	99.1%	Smart & Final Stores	Dollar Tree
Centerwood Plaza	Los Angeles-Long Beach-Anaheim, CA		100.0%		75,486	75,486	15.22	100.0%	Superior Grocers	Dollar Tree
The Westside Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		36,540	36,540	43.57	95.6%		Guitar Center
Westminster Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		417,567	440,437	19.27	97.6%	Albertsons	Home Depot, Ross Dress for Less, Petco, Rite Aid, Dollar Tree, 24 Hour Fitness

Weingarten Realty Investors
Property Listing
As of March 31, 2017

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Marshall's Plaza	Modesto, CA		100.0%		78,752	85,952	15.59	88.5%		Marshalls, Dress Barn, Guitar Center
Chino Hills Marketplace	Riverside-San Bernardino-Ontario, CA		100.0%		310,913	310,913	22.00	94.1%	Smart & Final Stores	Dollar Tree, 24 Hour Fitness, Rite Aid
Jess Ranch Marketplace	Riverside-San Bernardino-Ontario, CA		100.0%		208,656	307,826	19.67	100.0%	(Winco Foods)	Burlington Coat Factory, PetSmart, Rite Aid, Big 5
Jess Ranch Marketplace Phase III	Riverside-San Bernardino-Ontario, CA		100.0%		184,809	194,342	21.12	97.9%	(Winco Foods)	Best Buy, Cinemark Theatres, Bed Bath & Beyond, 24 Hour Fitness
Menifee Town Center	Riverside-San Bernardino-Ontario, CA		100.0%		124,431	258,734	17.46	100.0%	Ralph's	Ross Dress for Less, Dollar Tree
Stoneridge Town Centre	Riverside-San Bernardino-Ontario, CA		67.0%	(1)(3)	106,821	434,450	23.68	76.8%	(Super Target)	(Kohl's)
Discovery Plaza	Sacramento--Roseville--Arden-Arcade, CA		100.0%		89,548	93,398	17.76	93.9%	Bel Air Market
Prospector's Plaza	Sacramento--Roseville--Arden-Arcade, CA		100.0%		243,907	252,521	19.35	92.7%	SaveMart	Kmart, CVS, Ross Dress for Less
Summerhill Plaza	Sacramento--Roseville--Arden-Arcade, CA		100.0%		133,318	133,318	10.85	86.3%	Raley’s	Dollar Tree
Valley Shopping Center	Sacramento--Roseville--Arden-Arcade, CA		100.0%		103,791	107,191	19.60	82.1%	Food 4 Less
El Camino Promenade	San Diego-Carlsbad, CA		100.0%		129,676	129,676	28.04	98.0%		T.J. Maxx, Staples, Dollar Tree, BevMo
Rancho San Marcos Village	San Diego-Carlsbad, CA		100.0%		120,368	134,628	20.13	97.9%	Vons	24 Hour Fitness
San Marcos Plaza	San Diego-Carlsbad, CA		100.0%		35,880	81,086	33.66	93.6%	(Albertsons)
580 Market Place	San Francisco-Oakland-Hayward, CA		100.0%		100,097	100,097	30.67	100.0%	Safeway	24 Hour Fitness, Petco
Gateway Plaza	San Francisco-Oakland-Hayward, CA		100.0%		194,689	352,778	23.15	98.1%	Raley’s	24 Hour Fitness
Greenhouse Marketplace	San Francisco-Oakland-Hayward, CA		100.0%		147,095	236,864	22.80	97.3%	(Safeway)	(CVS), Jo-Ann Fabrics, 99 Cents Only, Factory 2 U, Petco
Cambrian Park Plaza	San Jose-Sunnyvale-Santa Clara, CA		100.0%		170,714	170,714	23.05	67.2%		Beverages & More, Dollar Tree
Silver Creek Plaza	San Jose-Sunnyvale-Santa Clara, CA		100.0%		132,925	202,820	26.93	66.5%		Walgreens, (Orchard Supply)
Freedom Centre	Santa Cruz-Watsonville, CA		100.0%		150,865	150,865	15.36	97.3%	Safeway	Rite Aid, Big Lots
Stony Point Plaza	Santa Rosa, CA		100.0%		194,569	200,011	14.94	100.0%	Food Maxx	Ross Dress for Less, Fallas Paredes
Creekside Center	Vallejo-Fairfield, CA		100.0%		115,991	115,991	21.32	86.4%	Raley’s
Southampton Center	Vallejo-Fairfield, CA		100.0%		162,026	162,026	20.31	97.6%	Raley’s	Ace Hardware, Dollar Tree
California Total:	# of Properties:	27			4,031,077	5,030,307	21.99	93.4%
Colorado
Aurora City Place	Denver-Aurora-Lakewood, CO		50.0%	(1)(3)	180,478	542,956	16.93	82.5%	(Super Target)	Barnes & Noble, Ross Dress For Less, PetSmart
Cherry Creek Retail Center	Denver-Aurora-Lakewood, CO		100.0%		78,148	272,658	27.10	100.0%	(Super Target)	PetSmart, Bed Bath & Beyond
CityCenter Englewood	Denver-Aurora-Lakewood, CO		100.0%		217,255	307,255	16.59	86.6%		(Walmart), Ross Dress for Less, Petco, Office Depot, 24 Hour Fitness
Crossing at Stonegate	Denver-Aurora-Lakewood, CO		100.0%		109,079	109,079	17.63	100.0%	King Sooper’s
Edgewater Marketplace	Denver-Aurora-Lakewood, CO		100.0%		144,553	270,548	12.29	99.2%	King Sooper's	Ace Hardware, (Target)
Green Valley Ranch - AutoZone	Denver-Aurora-Lakewood, CO		100.0%	(4)	7,381	7,381		100.0%	(King Sooper’s)
Green Valley Ranch Towne Center	Denver-Aurora-Lakewood, CO		50.0%	(1)(3)	24,750	107,500	23.16	100.0%	(King Sooper’s)
Lowry Town Center	Denver-Aurora-Lakewood, CO		100.0%		76,697	129,397	27.87	98.0%	(Albertsons)
River Point at Sheridan	Denver-Aurora-Lakewood, CO		100.0%		288,490	621,623	15.06	96.2%		(Target), (Costco), Regal Cinema, Michaels, Conn's
Colorado Total:	# of Properties:	8			1,126,831	2,368,397	17.79	93.4%
Florida
Argyle Village Shopping Center	Jacksonville, FL		100.0%		306,461	306,461	11.26	96.1%	Publix	Bed Bath & Beyond, T.J. Maxx, Babies “R” Us, Jo-Ann’s Fabrics, Michaels

Weingarten Realty Investors
Property Listing
As of March 31, 2017

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Atlantic West	Jacksonville, FL		50.0%	(1)(3)	42,284	180,578	12.45	100.0%	(Walmart Supercenter)	T.J. Maxx, HomeGoods, Dollar Tree, Shoe Carnival, (Kohl's)
Epic Village St. Augustine	Jacksonville, FL		70.0%	(1)	8,542	64,180	15.94	100.0%		(Epic Theaters)
Kernan Village	Jacksonville, FL		50.0%	(1)(3)	42,579	288,780	16.99	98.4%	(Walmart Supercenter)	Ross Dress for Less, Petco
Boca Lyons Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		117,423	117,423	23.17	96.7%	4th Generation Market	Ross Dress for Less
Deerfield	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		398,963	404,944	13.19	90.7%	Publix	T.J. Maxx, Marshalls, Cinépolis, YouFit, Ulta
Embassy Lakes Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		131,723	142,751	13.93	95.1%	Winn Dixie	Tuesday Morning, Dollar Tree
Flamingo Pines	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	25,373	148,840	18.67	97.4%	Publix
Flamingo Pines Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		139,462	266,761	24.32	97.5%	(Walmart Supercenter)	U.S. Post Office, Florida Technical College
Hollywood Hills Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	72,284	405,146	20.41	99.1%	Publix	Target, CVS
Northridge	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	46,720	236,628	18.74	97.0%	Publix	Petco, Ross Dress for Less, Dollar Tree
Pembroke Commons	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	59,585	318,184	15.54	100.0%	Publix	Marshalls, Office Depot, LA Fitness, Dollar Tree
Sea Ranch Centre	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		99,029	99,029	17.50	89.9%	Publix	CVS, Dollar Tree
Tamiami Trail Shops	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	22,173	132,564	16.80	97.4%	Publix	CVS
The Palms at Town & County	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		657,661	657,661	22.84	94.1%	Publix	Marshall's, 24 Hour Fitness, CVS, Toys R Us, Kohl's, Dick's Sporting Goods, Nordstrom Rack
TJ Maxx Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		161,280	161,280	16.86	93.5%	Winn Dixie	T.J. Maxx, Dollar Tree
Vizcaya Square Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		110,081	110,081	16.77	100.0%	Winn Dixie
Wellington Green Commons	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		114,354	136,854	27.31	100.0%	Whole Foods Market
Clermont Landing	Orlando-Kissimmee-Sanford, FL		75.0%	(1)(3)	133,321	347,418	17.87	99.3%		(J.C. Penney), (Epic Theater), T.J. Maxx, Ross Dress for Less, Michaels
Colonial Plaza	Orlando-Kissimmee-Sanford, FL		100.0%		498,893	498,893	14.97	97.9%		Staples, Ross Dress for Less, Marshalls, Old Navy, Stein Mart, Barnes & Noble, Petco, Big Lots, Hobby Lobby
Marketplace at Seminole Towne	Orlando-Kissimmee-Sanford, FL		100.0%		315,038	496,951	16.54	99.0%	(Super Target)	Marshalls, Ross Dress for Less, Old Navy, Petco
Phillips Crossing	Orlando-Kissimmee-Sanford, FL		100.0%		145,644	145,644	28.66	100.0%	Whole Foods	Golf Galaxy, Michaels
Shoppes of South Semoran	Orlando-Kissimmee-Sanford, FL		100.0%		101,611	101,611	12.23	98.1%	Walmart Neighborhood Market	Dollar Tree
The Marketplace at Dr. Phillips	Orlando-Kissimmee-Sanford, FL		20.0%	(1)(3)	65,368	326,839	24.49	99.1%	Publix	Stein Mart, HomeGoods, Morton's of Chicago, Office Depot
Winter Park Corners	Orlando-Kissimmee-Sanford, FL		100.0%		102,382	102,382	26.80	58.8%
Pineapple Commons	Port St. Lucie, FL		20.0%	(1)(3)	51,019	269,451	16.42	98.9%		Ross Dress for Less, Best Buy, PetSmart, Marshalls, (CVS)
Countryside Centre	Tampa-St. Petersburg-Clearwater, FL		100.0%		245,771	245,771	14.92	97.5%		T.J. Maxx, HomeGoods, Dick's Sporting Goods, Ross Dress for Less
East Lake Woodlands	Tampa-St. Petersburg-Clearwater, FL		20.0%	(1)(3)	20,886	104,431	13.66	100.0%	Walmart Neighborhood Market	Walgreens
Largo Mall	Tampa-St. Petersburg-Clearwater, FL		100.0%		376,993	610,080	17.29	98.1%	(Safeway)	Bealls, Marshalls, PetSmart, Bed Bath & Beyond, Staples, Michaels, (Target)
Sunset 19 Shopping Center	Tampa-St. Petersburg-Clearwater, FL		100.0%		277,458	277,458	17.19	82.4%		Bed Bath & Beyond, Barnes & Noble, Old Navy, Hobby Lobby
Whole Foods @ Carrollwood	Tampa-St. Petersburg-Clearwater, FL		100.0%	(4)	36,900	36,900	N/A	100.0%	Whole Foods Market
Florida Total:	# of Properties:	31			4,927,261	7,741,974	17.96	95.0%
Georgia
Brookwood Marketplace	Atlanta-Sandy Springs-Roswell, GA		100.0%		199,594	397,295	19.45	100.0%	(Super Target)	Home Depot, Bed Bath & Beyond, Office Max
Brookwood Square Shopping Center	Atlanta-Sandy Springs-Roswell, GA		100.0%		181,333	181,333	13.35	87.2%		Marshalls, LA Fitness
Brownsville Commons	Atlanta-Sandy Springs-Roswell, GA		100.0%		27,747	81,913	20.60	84.5%	(Kroger)

Weingarten Realty Investors
Property Listing
As of March 31, 2017

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Camp Creek Marketplace II	Atlanta-Sandy Springs-Roswell, GA		100.0%		196,283	228,003	14.87	100.0%		DSW, LA Fitness, Shopper's World, American Signature
Dallas Commons Shopping Center	Atlanta-Sandy Springs-Roswell, GA		100.0%		25,158	95,262	25.61	100.0%	(Kroger)
Grayson Commons	Atlanta-Sandy Springs-Roswell, GA		100.0%		76,611	76,611	14.65	98.0%	Kroger
Lakeside Marketplace	Atlanta-Sandy Springs-Roswell, GA		100.0%		137,693	332,889	16.62	98.0%	(Super Target)	Ross Dress for Less, Petco
Mansell Crossing	Atlanta-Sandy Springs-Roswell, GA		20.0%	(1)(3)	20,586	102,931	14.76	100.0%		buybuy BABY, Ross Dress for Less, Party City
Perimeter Village	Atlanta-Sandy Springs-Roswell, GA		100.0%		381,738	381,738	20.92	99.2%	Walmart Supercenter	Cost Plus World Market, DSW, Hobby Lobby
Publix at Princeton Lakes	Atlanta-Sandy Springs-Roswell, GA		20.0%	(1)(3)	13,681	72,207	17.77	100.0%	Publix
Reynolds Crossing	Atlanta-Sandy Springs-Roswell, GA		100.0%		45,758	115,983	26.41	87.4%	(Kroger)
Roswell Corners	Atlanta-Sandy Springs-Roswell, GA		100.0%		136,496	318,261	19.85	100.0%	(Super Target), Fresh Market	T.J. Maxx
Roswell Crossing Shopping Center	Atlanta-Sandy Springs-Roswell, GA		100.0%		201,759	201,759	15.55	97.8%	Trader Joe's	Office Max, PetSmart, Walgreens
Thompson Bridge Commons	Gainesville, GA		100.0%	(4)	3,000	95,587	N/A	100.0%	(Kroger)
Georgia Total:	# of Properties:	14			1,647,437	2,681,772	17.36	97.3%
Kentucky
Millpond Center	Lexington-Fayette, KY		100.0%		124,498	151,498	10.70	88.6%	Kroger
Regency Centre	Lexington-Fayette, KY		100.0%		142,738	188,782	13.89	88.6%	(Kroger)	T.J. Maxx, Michaels
Tates Creek Centre	Lexington-Fayette, KY		100.0%		195,828	200,988	14.18	98.4%	Kroger	Rite Aid
Festival on Jefferson Court	Louisville/Jefferson County, KY-IN		100.0%		168,697	218,107	13.57	96.7%	Kroger	(PetSmart), (T.J. Maxx), Staples, Party City
Kentucky Total:	# of Properties:	4			631,761	759,375	13.32	93.8%
Louisiana
K-Mart Plaza	Lake Charles, LA		50.0%	(1)(3)	107,974	225,148	9.79	100.0%	Albertsons	Kmart, Planet Fitness
Danville Plaza Shopping Center	Monroe, LA		100.0%		136,368	136,368	5.94	85.3%	County Market	Citi Trends, Surplus Warehouse
Louisiana Total:	# of Properties:	2			244,342	361,516	6.44	91.8%
Maryland
Nottingham Commons	Baltimore-Columbia-Towson, MD		100.0%		131,257	131,257	27.38	100.0%	MOM's Organic Market	T.J. Maxx, DSW, Petco
Pike Center	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%		80,841	80,841	60.55	100.0%		Pier 1, DXL Mens Apparel
Maryland Total:	# of Properties:	2			212,098	212,098	40.37	100.0%
Nevada
Best in the West	Las Vegas-Henderson-Paradise, NV		100.0%		428,066	428,066	17.03	90.4%		Best Buy, T. J. Maxx, Babies "R" Us, Bed Bath & Beyond, Petsmart, Office Depot
Charleston Commons Shopping Center	Las Vegas-Henderson-Paradise, NV		100.0%		332,298	366,952	18.14	98.8%	Walmart	Ross Dress for Less, Office Max, 99 Cents Only, PetSmart
College Park Shopping Center	Las Vegas-Henderson-Paradise, NV		100.0%		167,654	195,367	12.36	94.6%	El Super	Factory 2 U, CVS
Decatur 215	Las Vegas-Henderson-Paradise, NV		100.0%		118,678	345,720	16.40	100.0%	(WinCo Foods)	(Target), Hobby Lobby, Ross Dress for Less
Eastern Commons	Las Vegas-Henderson-Paradise, NV		100.0%		65,817	356,673	23.07	93.8%	Trader Joe's, (Kmart)
Francisco Center	Las Vegas-Henderson-Paradise, NV		100.0%		116,973	148,815	12.29	82.9%	La Bonita Grocery	(Ross Dress for Less)
Paradise Marketplace	Las Vegas-Henderson-Paradise, NV		100.0%		78,077	152,672	19.51	89.1%	(Smith’s Food)	Dollar Tree
Rancho Towne & Country	Las Vegas-Henderson-Paradise, NV		100.0%		84,711	161,837	13.27	100.0%	Smith’s Food

Weingarten Realty Investors
Property Listing
As of March 31, 2017

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Tropicana Beltway Center	Las Vegas-Henderson-Paradise, NV		100.0%		246,483	617,821	18.33	96.7%	(Walmart Supercenter)	(Lowe’s), Ross Dress for Less, PetSmart, Office Depot, 99 Cents Only
Tropicana Marketplace	Las Vegas-Henderson-Paradise, NV		100.0%		69,429	144,571	21.26	85.5%	(Smith’s Food)	Family Dollar
Westland Fair	Las Vegas-Henderson-Paradise, NV		100.0%		211,755	598,213	18.39	96.9%	(Walmart Supercenter)	(Lowe’s), PetSmart, Office Depot, Michaels, Smart & Final
Nevada Total:	# of Properties:	11			1,919,941	3,516,707	17.07	94.2%
New Mexico
North Towne Plaza	Albuquerque, NM		100.0%		112,666	139,996	22.39	99.0%	Whole Foods Market	HomeGoods
New Mexico Total:	# of Properties:	1			112,666	139,996	22.39	99.0%
North Carolina
Galleria Shopping Center	Charlotte-Concord-Gastonia, NC-SC		100.0%		117,102	324,704	16.89	96.6%	(Walmart Supercenter)	Off Broadway Shoes
Whitehall Commons	Charlotte-Concord-Gastonia, NC-SC		100.0%		42,183	444,803	26.88	95.2%	(Walmart Supercenter), (Publix)	(Lowe's)
Bull City Market	Durham-Chapel Hill, NC		100.0%		40,875	40,875	18.66	96.2%	Whole Foods Market
Hope Valley Commons	Durham-Chapel Hill, NC		100.0%		81,371	81,371	26.57	96.7%	Harris Teeter
Avent Ferry Shopping Center	Raleigh, NC		100.0%		119,652	119,652	17.90	93.5%	Food Lion	Family Dollar
Capital Square	Raleigh, NC		100.0%		143,063	143,063	7.44	98.8%	Food Lion
Crabtree Towne Center	Raleigh, NC		100.0%	(4)	8,800	8,800	N/A	100.0%		J. Alexander's
Falls Pointe Shopping Center	Raleigh, NC		100.0%		112,199	198,549	18.19	100.0%	Harris Teeter	(Kohl’s)
High House Crossing	Raleigh, NC		100.0%		90,155	90,155	15.27	100.0%	Harris Teeter
Leesville Towne Centre	Raleigh, NC		100.0%		127,106	127,106	19.14	96.6%	Harris Teeter	Rite Aid
Northwoods Shopping Center	Raleigh, NC		100.0%		77,803	77,803	12.19	90.9%	Walmart Neighborhood Market	Dollar Tree
Six Forks Shopping Center	Raleigh, NC		100.0%		467,914	467,914	10.86	95.7%	Food Lion	Kmart, Home Depot, Bed Bath & Beyond, PetSmart
Stonehenge Market	Raleigh, NC		100.0%		188,437	188,437	14.32	99.5%	Harris Teeter	Stein Mart, Rite Aid
Wake Forest Crossing II	Raleigh, NC		100.0%		—	281,462	N/A	N/A	(Lowes Foods)	(Kohl's), (T.J. Maxx), (Michaels), (Ross Dress for Less), (Petco)
Surf City Crossing	Wilmington, NC		100.0%		63,016	63,016	21.15	91.2%	Harris Teeter
Waterford Village	Wilmington, NC		100.0%		98,858	98,858	21.47	85.8%	Harris Teeter
North Carolina Total:	# of Properties:	16			1,778,534	2,756,568	15.15	96.0%
Oregon
Clackamas Square	Portland-Vancouver-Hillsboro, OR-WA		20.0%	(1)(3)	14,790	140,227	18.58	90.0%	(Winco Foods)	T.J. Maxx
Oak Grove Market Center	Portland-Vancouver-Hillsboro, OR-WA		100.0%		97,177	97,177	24.06	41.1%
Raleigh Hills Plaza	Portland-Vancouver-Hillsboro, OR-WA		20.0%	(1)(3)	7,904	39,520	26.09	100.0%	New Seasons Market	Walgreens
Oregon Total:	# of Properties:	3			119,871	276,924	23.15	51.0%
Tennessee
Bartlett Towne Center	Memphis, TN-MS-AR		100.0%		192,624	192,624	12.19	96.6%	Kroger	Petco, Dollar Tree, Shoe Carnival
Highland Square	Memphis, TN-MS-AR		100.0%	(4)	14,490	14,490	N/A	100.0%		Walgreens

Weingarten Realty Investors
Property Listing
As of March 31, 2017

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Mendenhall Commons	Memphis, TN-MS-AR		100.0%		88,108	88,108	11.59	97.4%	Kroger
Ridgeway Trace	Memphis, TN-MS-AR		100.0%		176,484	314,224	24.63	73.3%		(Target), Best Buy, PetSmart
The Commons at Dexter Lake	Memphis, TN-MS-AR		100.0%		166,958	178,558	9.61	98.5%	Kroger	Stein Mart, Marshalls, HomeGoods
The Commons at Dexter Lake II	Memphis, TN-MS-AR		100.0%		61,838	66,838	14.85	97.4%	Kroger	Stein Mart, Marshalls, HomeGoods
Tennessee Total:	# of Properties:	5			700,502	854,842	14.18	91.4%
Texas
Mueller Regional Retail Center	Austin-Round Rock, TX		100.0%		351,099	351,099	16.59	98.8%		Marshalls, PetSmart, Bed Bath & Beyond, Home Depot, Best Buy
North Park Plaza	Beaumont-Port Arthur, TX		50.0%	(1)(3)	69,963	302,460	17.98	90.3%		(Target), (Toys “R” Us), Spec's, Kirkland's
North Towne Plaza	Brownsville-Harlingen, TX		100.0%		36,000	153,000	17.26	33.3%		(Lowe's)
Rock Prairie Marketplace	College Station-Bryan, TX		100.0%	(4)	4,683	4,683	N/A	100.0%
Moore Plaza	Corpus Christi, TX		100.0%		371,443	599,415	15.92	99.5%	(H-E-B)	Office Depot, Marshalls, (Target), Old Navy, Hobby Lobby, Stein Mart
Horne Street Market	Dallas-Fort Worth-Arlington, TX		100.0%		9,815	52,082	30.77	88.9%		(24 Hour Fitness)
Overton Park Plaza	Dallas-Fort Worth-Arlington, TX		100.0%		353,431	463,431	16.09	88.7%	Sprouts Farmers Market	PetSmart, T.J. Maxx, (Home Depot), Goody Goody Wines, buybuy BABY
Preston Shepard Place	Dallas-Fort Worth-Arlington, TX		20.0%	(1)(3)	72,667	363,337	18.18	78.1%		Stein Mart, Nordstrom, Marshalls, Office Depot, Petco
10-Federal Shopping Center	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	19,871	132,472	9.01	100.0%	Sellers Bros.	Palais Royal, Harbor Freight Tools
1919 North Loop West	Houston-The Woodlands-Sugar Land, TX		100.0%		138,028	138,028	N/A	78.3%		State of Texas
Alabama Shepherd Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		59,120	59,120	21.85	100.0%	Trader Joe's	PetSmart
Baybrook Gateway	Houston-The Woodlands-Sugar Land, TX		100.0%		240,537	240,537	18.43	74.1%		Ashley Furniture, Cost Plus World Market, Barnes & Noble, Michaels
Bellaire Blvd. Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		37,699	43,891	33.00	100.0%	Randall’s
Blalock Market at I-10	Houston-The Woodlands-Sugar Land, TX		100.0%		97,277	97,277	16.66	100.0%	99 Ranch Market
Braeswood Square Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		101,178	101,178	13.79	93.5%	Belden’s	Walgreens
Broadway Shopping Center	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	11,191	74,604	8.87	100.0%		Big Lots, Family Dollar
Citadel Building	Houston-The Woodlands-Sugar Land, TX		100.0%		121,000	121,000	N/A	100.0%		Weingarten Realty Investors Corporate Office
Cullen Plaza Shopping Center	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	12,678	84,517	11.21	100.0%	Fiesta	Family Dollar
Cypress Pointe	Houston-The Woodlands-Sugar Land, TX		100.0%		186,721	283,381	10.24	98.2%	Kroger	Babies “R” Us
Galveston Place	Houston-The Woodlands-Sugar Land, TX		100.0%		210,370	210,370	11.76	99.3%	Randall’s	Office Depot, Palais Royal, Spec's
Griggs Road Shopping Center	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	12,014	80,091	10.07	85.8%		Family Dollar, Citi Trends
Harrisburg Plaza	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	14,016	93,438	20.81	94.7%		dd's Discount
HEB - Dairy Ashford & Memorial	Houston-The Woodlands-Sugar Land, TX		100.0%	(4)	36,874	36,874	N/A	100.0%	H-E-B
Heights Plaza Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		71,277	71,277	9.66	97.1%	Kroger
Humblewood Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		180,226	279,226	18.94	87.7%		Conn’s, Walgreens, Petco, (Michaels), (DSW)
I45/Telephone Rd.	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	25,740	171,599	12.65	99.4%	Sellers Bros.	Famsa, Fallas Paredes, Harbor Freight Tools
League City Plaza	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	19,452	129,681	13.15	88.8%		Spec’s

Weingarten Realty Investors
Property Listing
As of March 31, 2017

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Market at Town Center - Sugarland	Houston-The Woodlands-Sugar Land, TX	100.0%		388,865	388,865	21.24	96.8%		Old Navy, HomeGoods, Marshalls, Ross Dress for Less, Nordstrom Rack, Saks Fifth Avenue OFF 5TH
Market at Westchase Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		84,084	84,084	23.45	53.8%
Northbrook Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		174,181	174,181	16.00	91.6%	Randall’s	Office Depot, Citi Trends, Dollar Tree
Oak Forest Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		154,256	154,256	17.54	100.0%	Kroger	Ross Dress for Less, Dollar Tree, Petsmart
Randalls Center/Kings Crossing	Houston-The Woodlands-Sugar Land, TX	100.0%		126,397	126,397	17.26	99.5%	Randall’s	CVS
Richmond Square	Houston-The Woodlands-Sugar Land, TX	100.0%		92,356	92,356	27.13	100.0%		Best Buy, Cost Plus
River Oaks Shopping Center - East	Houston-The Woodlands-Sugar Land, TX	100.0%		71,265	71,265	13.96	97.5%	Kroger
River Oaks Shopping Center - West	Houston-The Woodlands-Sugar Land, TX	100.0%		247,673	247,673	38.16	89.5%	Kroger	Barnes & Noble, Talbots, Ann Taylor, GAP, JoS. A. Bank
Shoppes at Memorial Villages	Houston-The Woodlands-Sugar Land, TX	100.0%		185,974	185,974	12.14	98.3%		Rexel
Shops at Kirby Drive	Houston-The Woodlands-Sugar Land, TX	100.0%		10,000	55,460	34.59	100.0%		(Toys R Us), Freebirds Burrito
Shops at Three Corners	Houston-The Woodlands-Sugar Land, TX	70.0%	(1)	172,873	277,603	14.82	99.4%	Fiesta	Ross Dress for Less, PetSmart, Office Depot, Big Lots
Southgate Shopping Center	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	18,668	124,454	10.82	93.4%	Food-A-Rama	CVS, Family Dollar, Palais Royal
Stella Link Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		70,087	70,087	9.96	31.9%		Spec’s
The Centre at Post Oak	Houston-The Woodlands-Sugar Land, TX	100.0%		183,940	183,940	36.42	100.0%		Marshalls, Old Navy, Grand Lux Café, Nordstrom Rack, Arhaus
Tomball Marketplace	Houston-The Woodlands-Sugar Land, TX	100.0%		153,999	311,820	18.17	94.1%		(Academy), (Kohl's), Ross Dress For Less, Marshalls
Village Plaza at Bunker Hill	Houston-The Woodlands-Sugar Land, TX	57.8%	(1)(3)	283,341	490,634	24.63	100.0%	H-E-B	PetSmart, Babies "R" Us, Academy, Nordstrom Rack
West Gray	Houston-The Woodlands-Sugar Land, TX	100.0%		37,264	37,264	24.89	78.8%		Pier 1
Westchase Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		221,182	349,901	16.86	100.0%	Whole Foods Market	(Target), Ross Dress for Less, Palais Royal, Petco
Westhill Village Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		130,851	130,851	18.17	98.5%		Ross Dress for Less, Office Depot, 99 Cents Only
Independence Plaza	Laredo, TX	100.0%		347,302	347,302	13.27	100.0%	H-E-B	T.J. Maxx, Ross Dress for Less, Hobby Lobby, Petco, Ulta Beauty
North Creek Plaza	Laredo, TX	100.0%		243,596	485,463	15.41	97.9%	(H-E-B)	(Target), Marshalls, Old Navy, Best Buy, Bed Bath & Beyond
Plantation Centre	Laredo, TX	100.0%		135,373	143,015	16.74	96.6%	H-E-B
Las Tiendas Plaza	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)	143,976	500,084	11.09	98.9%		(Target), Academy, Conn’s, Ross Dress for Less, Marshalls, Office Depot
Market at Nolana	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)	20,342	243,874	22.07	75.7%	(Walmart Supercenter)
Market at Sharyland Place	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)	53,956	301,174	19.90	94.0%	(Walmart Supercenter)	Kohl's, Dollar Tree
Northcross	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)	37,644	75,288	18.05	92.9%		Barnes & Noble
Old Navy Building	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)(4)	7,500	15,000	N/A	100.0%		Old Navy
Sharyland Towne Crossing	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)	180,220	492,349	15.61	96.6%	H-E-B	(Target), T.J. Maxx, Petco, Office Depot, Ross Dress for Less
South 10th St. HEB	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)	51,851	103,702	13.64	100.0%	H-E-B
Trenton Crossing	McAllen-Edinburg-Mission, TX	100.0%		264,720	569,881	12.90	86.7%		(Target), Hobby Lobby, Ross Dress for Less, Marshalls, Petsmart
Starr Plaza	Rio Grande City, TX	50.0%	(1)(3)	88,346	176,693	14.40	98.0%	H-E-B	Bealls
Fiesta Trails	San Antonio-New Braunfels, TX	100.0%		405,370	485,370	16.77	73.1%	(H-E-B)	Act III Theatres, Marshalls, Office Max, Stein Mart, Petco
Parliament Square II	San Antonio-New Braunfels, TX	100.0%	(4)	54,541	54,541	N/A	100.0%		Incredible Pizza
Thousand Oaks Shopping Center	San Antonio-New Braunfels, TX	15.0%	(1)	24,271	161,806	11.61	95.6%	H-E-B	Bealls, Tuesday Morning

Weingarten Realty Investors
Property Listing
As of March 31, 2017

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Valley View Shopping Center	San Antonio-New Braunfels, TX		100.0%		91,446	91,446	10.38	77.3%		Marshalls, Dollar Tree
Texas Total:	# of Properties:	62			7,822,080	12,542,121	17.51	92.5%
Utah
West Jordan Town Center	Salt Lake City, UT		100.0%		182,099	304,899	12.50	71.2%		(Target), Petco
Utah Total:	# of Properties:	1			182,099	304,899	12.50	71.2%
Virginia
Hilltop Village Center	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%	(5)	250,811	250,811	33.65	100.0%	Wegmans	L.A. Fitness
Virginia Total:	# of Properties:	1	100.0%		250,811	250,811	33.65	100.0%
Washington
2200 Westlake	Seattle-Tacoma-Bellevue, WA		69.4%	(1)(3)	60,366	87,014	34.97	100.0%	Whole Foods
Meridian Town Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	15,533	143,237	17.33	97.2%	(Safeway)	Jo-Ann Fabric & Craft Store, Tuesday Morning
Queen Anne Marketplace	Seattle-Tacoma-Bellevue, WA		51.0%	(1)(3)	41,506	81,385	30.82	99.4%	Metropolitan Market	Bartell's Drug
Rainer Square Plaza	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	22,347	111,736	19.28	98.1%	Safeway	Ross Dress for Less
South Hill Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	26,802	134,010	16.55	100.0%		Bed Bath & Beyond, Ross Dress for Less, Best Buy
Washington Total:	# of Properties:	5			166,554	557,382	27.41	99.3%
Total Operating Properties	# of Properties:	216			28,363,357	44,402,435	18.22	93.7%
New Development
Virginia
Gateway Alexandria	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%	(2)	—	—			Harris Teeter
Virginia Total:	# of Properties:	1			—	—
Washington
The Whittaker	Seattle-Tacoma-Bellevue, WA		100.0%	(2)	—	—
Washington Total:	# of Properties:	1			—	—

Total New Developments	# of Properties:	2			—	—
Operating & New Development Properties	# of Properties:	218			28,363,357	44,402,435
Unimproved Land
Arizona
Bullhead Parkway at State Route 95, Bullhead City						257,440
Lon Adams Rd. at Tangerine Farms Rd., Marana						422,532
Arizona Total:						679,972
Colorado
Highway 85 and Highway 285, Sheridan						377,491

Weingarten Realty Investors
Property Listing
As of March 31, 2017

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Colorado Total:					377,491
Florida
State Road 100 & Belle Terre Parkway, Palm Coast					292,288
SR 207 at Rolling Hills Dr., St. Augustine					228,254
Florida Total:					520,542
Georgia
NWC South Fulton Pkwy. @ Hwy. 92, Union City					3,554,496
Georgia Total:					3,554,496
Nevada
SWC Highway 215 at Decatur, Las Vegas					44,329
Nevada Total:					44,329
North Carolina
U.S. Hwy. 17 & U.S. Hwy. 74/76, Leland					362,419
Highway 17 and Highway 210, Surf City					2,024,233
U.S. Highway 1 at Caveness Farms Rd., Wake Forest					992,123
North Carolina Total:					3,378,775
Texas
U.S. 77 and 83 at SHFM 802, Brownsville					914,723
Rock Prairie Rd. at Hwy. 6, College Station					229,561
Leslie Rd. at Bandera Rd., Helotes					74,052
Bissonnet at Wilcrest, Houston					40,946
East Orem, Houston					121,968
Mesa Road at Tidwell, Houston					42,775
Northwest Freeway at Gessner, Houston					43,396
West Little York at Interstate 45, Houston					161,172
Nolana Ave. and 29th St., McAllen					163,350
Shary Rd. at North Hwy. 83, Mission					236,966
9th Ave. at 25th St., Port Arthur					243,065
Gattis School Rd. at A.W. Grimes Blvd., Round Rock					57,499
Culebra Road and Westwood Loop, San Antonio					60,984
FM 1957 (Potranco Road) and FM 211, San Antonio					5,635,183
SH 151 and Ingram Rd., San Antonio					252,692
US Hwy. 281 at Wilderness Oaks, San Antonio					1,269,774
Highway 3 at Highway 1765, Texas City					200,812
FM 2920 and Highway 249, Tomball					459,776
Texas Total:					10,208,694
Total Unimproved Land					18,764,299

Other Topics of Interest

Weingarten Realty Investors
Reconciliation of Impairment Transactions
(in thousands, except per share amounts)

	Three Months Ended March 31, 2017
		Per Core FFO Diluted Share
Summary of Impaired Items (at pro rata):
Properties Held For Sale or Sold	$4,662	$0.04
Properties Marketed for Sale	7,546	0.06
Land Held for Development and Undeveloped Land	2,719	0.02
Other	95	—
Total Impairment Loss	$15,022	$0.12

Financial Statement Impact of Impairment Loss:
Impairment Loss	$14,986	$0.12
Net Income Attributable to Noncontrolling Interests	36	—
Total Impairment Loss	$15,022	$0.12

Note: Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.